As filed with the Securities and Exchange Commission on April 25, 2012

File No. 333-62811; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER
SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☐

Amendment No. 99	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Susan T. Deakins

Vice President and Chief Actuary

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

PennMutual.

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2012

Pennant Select℠ Variable Annuity

PROSPECTUS — MAY 1, 2012

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

PENNANT SELECT

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),
•	has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest at a rate of not less than 3%,
•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•	offers guaranteed minimum death benefit options,
•	offers an estate enhancement death benefit option,
•	offers death benefit enhancement rider options,
•	offers an optional alternative free withdrawal provision,
•	offers an optional guaranteed minimum accumulation benefit rider,
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider,
•	offers a growth and income advantage benefit rider, and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 7% on early withdrawals. If you withdraw money before age 59 1/2, you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the Contract Value (or purchase payments, if required by law). Longer free look periods apply in some states. Your purchase payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated May 1, 2012, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”) and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management
Limited Maturity Bond Fund	Independence Capital Management
Quality Bond Fund	Independence Capital Management
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investments, L.P.
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Turner Investments, L.P.
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management
Moderately Aggressive Allocation Fund	Independence Capital Management
Moderate Allocation Fund	Independence Capital Management
Moderately Conservative Allocation Fund	Independence Capital Management
Conservative Allocation Fund	Independence Capital Management

A prospectus for each of these Funds accompanies this prospectus.

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Date:  The date the Contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in the Dollar Cost Averaging Accounts.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	7% of purchase payments withdrawn(a)

Transfer Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(b)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.20%
Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.35%
Contract Rider Charges (Optional)
Guaranteed Minimum Step-Up Death Benefit Rider	0.25%(c)(d)
Guaranteed Minimum Rising-Floor Death Benefit Rider	0.35%(d)
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%(f)
Estate Enhancement Death Benefit Rider (for Annuitants Ages 71 to 80)	0.60%(g)
Guaranteed Minimum Accumulation Benefit Rider	1.00%(h)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%(i)
Growth and Income Advantage Benefit Rider	1.00%(j)
Purchasing Power Protector BenefitRider	1.25%(k)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	2.95%(l)

Optional Death Benefit Enhancement Riders(m)	Monthly Charge Per $1,000 Benefit
	Minimum	Maximum
	$0.208	$17.292

(a)	The charge decreases each year to zero after seven years. See What Charges Do I Pay? in this prospectus.
(b)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.
(c)	The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.
(d)	This rider is not available on Contracts issued after November 1, 2002.
(e)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(f)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(g)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(h)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.
(i)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(j)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(k)	The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.
(l)	This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.35% and 2.95%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.

(m)	A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.86%

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Investment Advisory Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Fund Expenses	Less Fee Waivers		Net Fund Expenses
Money Market	0.18%	0.31%		0.00%	0.49%	0.00%		0.49%
Limited Maturity Bond	0.30%	0.28%		0.01%	0.59%	0.00%		0.59%
Quality Bond	0.31%	0.26%		0.01%	0.58%	0.00%		0.58%
High Yield Bond	0.50%	0.33%		0.00%	0.83%	0.00%		0.83%
Flexibly Managed	0.60%	0.24%		0.00%	0.84%	0.00%		0.84%
Balanced	0.00%	0.24%		0.43%	0.67%	(0.05%	)(1)	0.62%
Large Growth Stock	0.63%	0.30%		0.00%	0.93%	0.00%		0.93%
Large Cap Growth	0.55%	0.41%	(1)	0.00%	0.96%	0.00%		0.96%
Large Core Growth	0.60%	0.30%		0.00%	0.90%	0.00%		0.90%
Large Cap Value	0.60%	0.29%		0.01%	0.90%	0.00%		0.90%
Large Core Value	0.60%	0.29%		0.00%	0.89%	0.00%		0.89%
Index 500	0.07%	0.29%		0.00%	0.36%	0.00%		0.36%
Mid Cap Growth	0.70%	0.30%	(1)	0.00%	1.00%	0.00%		1.00%
Mid Cap Value	0.55%	0.29%		0.01%	0.85%	0.00%		0.85%
Mid Core Value	0.72%	0.36%		0.01%	1.09%	0.00%		1.09%
SMID Cap Growth	0.75%	0.38%		0.01%	1.14%	(0.08%	)(1)	1.06%
SMID Cap Value	0.95%	0.36%		0.01%	1.32%	(0.17%	)(1)	1.15%
Small Cap Growth	0.74%	0.34%		0.00%	1.08%	0.00%		1.08%
Small Cap Value	0.85%	0.30%		0.09%	1.24%	0.00%		1.24%
Small Cap Index	0.30%	0.61%		0.06%	0.97%	(0.36%	)(1)	0.61%
Developed International Index	0.30%	0.71%		0.01%	1.02%	(0.42%	)(1)	0.60%
International Equity	0.85%	0.35%		0.00%	1.20%	0.00%		1.20%
Emerging Markets Equity	1.18%	0.73%		0.01%	1.92%	(0.06%	)(1)	1.86%
Real Estate Securities	0.70%	0.30%		0.00%	1.00%	0.00%		1.00%
Aggressive Allocation	0.10%	0.28%		0.93%	1.31%	(0.05%	)(1)	1.26%
Moderately Aggressive Allocation	0.10%	0.22%		0.87%	1.19%	0.00%		1.19%
Moderate Allocation	0.10%	0.22%		0.78%	1.10%	0.00%		1.10%
Moderately Conservative Allocation	0.10%	0.23%		0.69%	1.02%	0.00%		1.02%
Conservative Allocation	0.10%	0.24%		0.60%	0.94%	(0.01%	)(1)	0.93%

(1)

There is an agreement under which a portion of the Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Fund’s Board of Directors. including a majority of the Directors who are not “interested persons” of the Fund. Under this agreement, to the extent Penn Mutual and/or the Fund’s investment adviser does not have an obligation to waive their fees or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or the Fund’s investment adviser for amounts previously waived or reimbursed by Penn Mutual and/or the investment adviser, if any, during the Fund’s preceding three fiscal years. Pursuant to this agreement, 0.04% and 0.01% of the previously waived administrative fees for the Large Cap Growth Fund and Mid Cap Growth Fund, respectively, was recouped by Penn Mutual during fiscal year 2011.

Balanced	0.62%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Index	0.55%
Developed International Index	0.59%
Emerging Markets Equity	1.85%
Aggressive Allocation	0.33%
Conservative Allocation	0.33%

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,082	$1,887	$2,694	$4,892
Assuming Minimum Total Annual Fund Expenses	$945	$1,482	$2,029	$3,646

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$486	$1,460	$2,437	$4,892
Assuming Minimum Total Annual Fund Expenses	$338	$1,032	$1,749	$3,646

(3)	If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$936	$1,455	$1,983	$3,555
Assuming Minimum Total Annual Fund Expenses	$796	$1,028	$1,259	$2,070

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$329	$1,003	$1,701	$3,555
Assuming Minimum Total Annual Fund Expenses	$179	$553	$953	$2,070

*	The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company appear in the Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2011 are included in the Statement of Additional Information referred to on the cover page of this prospectus.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds:

Penn Series Funds, Inc.:

Money Market Fund — seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent with these objectives, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Limited Maturity Bond Fund — seeks highest available current income consistent with liquidity and low risk to principal through investment primarily in marketable investment grade debt securities; total return is secondary.

Quality Bond Fund — seeks the highest income over the long term consistent with the preservation of principal through investment primarily in marketable investment grade debt securities.

High Yield Bond Fund — seeks high current income by investing primarily in a diversified portfolio of long term high-yield/high-risk fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; high-yield/high-risk fixed income securities, which are commonly referred to as “junk” bonds, generally involve greater risks of loss of income and principal than higher rated securities.

Flexibly Managed Fund — seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

Balanced Fund — seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy.

Large Growth Stock Fund — seeks long-term growth of capital by investing primarily in common stocks of well established growth companies.

Large Cap Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing in equity securities of large capitalization growth companies with above-average growth potential.

Large Core Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies.

Large Cap Value Fund — seeks long-term capital growth primarily by investing in equity securities of companies believed to be undervalued.

Large Core Value Fund — seeks to achieve total return by investing primarily in value stocks of large capitalization companies and dividend-paying stocks.

Index 500 Fund — seeks total return (capital appreciation and income) which corresponds to that of the S&P 500 Index while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange; “S&P 500 Index” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.; the Fund is not sponsored, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Mid Cap Growth Fund — seeks to maximize capital appreciation by investing primarily in common stocks of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that have strong earnings growth potential.

Mid Cap Value Fund — seeks to achieve growth of capital by investing primarily in mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that are undervalued.

Mid Core Value Fund — seeks to achieve growth of capital by investing in equity securities of mid-cap companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index; the Fund seeks to invest in well-managed companies whose stock prices are undervalued.

SMID Cap Growth Fund — seeks to achieve long-term returns by investing primarily in common stocks of small and medium capitalization U.S. companies.

SMID Cap Value Fund — seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies.

Small Cap Growth Fund — seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.

Small Cap Value Fund — seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalizations in the range of those companies included in the Russell 2000 Value Index.

Small Cap Index Fund — seeks to replicate the returns and characteristics of a small cap index by investing at least 80% of its net assets in securities listed in the Russell 2000® Index.

Developed International Index Fund — seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.

International Equity Fund — seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities; the investments will consist principally of equity securities of European and Pacific Basin countries.

Emerging Markets Equity Fund — seeks to achieve capital appreciation by investing in equity securities located in emerging market countries.

Real Estate Securities Fund — seeks to achieve a high total return consistent with reasonable investment risks by investing in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”).

Aggressive Allocation Fund — seeks to achieve long-term capital growth by using a “fund-of-funds” strategy.

Moderately Aggressive Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderate Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderately Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Independence Capital Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Wells Capital Management Incorporated, San Francisco, California, is investment sub-adviser to the Large Core Growth and SMID Cap Growth Fund. Turner Investments, L.P., Berwyn, Pennsylvania is sub-adviser to the Large Cap Growth Fund and Mid Cap Growth Fund. Neuberger Berman Management Inc., New York, New York, is investment sub-adviser to the Mid Cap Value Fund. Lord, Abbett & Co., Jersey City, New Jersey, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Cohen & Steers Capital Management, Inc., New York, New York, is investment sub-adviser to the Real Estate Securities Fund. Allianz Global Investors Capital, New York, New York, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management, New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund. SSgA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. OppenheimerFunds, Inc., New York, New York, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

Read the prospectuses of these Funds carefully before investing.  You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-523-0650.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge at an annual rate of 1.20% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNT

The fixed interest account is part of the Company’s general investment account. Interests in the fixed interest account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest account. Disclosure regarding the fixed interest account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

You may also allocate purchase payments to our Dollar Cost Averaging Accounts if you participate in our dollar cost averaging program. The Dollar Cost Averaging Accounts are guaranteed and funded by Penn

Mutual through its general account. See THE FIXED INTEREST ACCOUNT and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or Dollar Cost Averaging Accounts in which your purchase payments are invested;

•	whether or not to transfer money among the available Subaccounts and Dollar Cost Averaging Accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

The Contract is available to individuals and institutions. The Contracts also may be issued as individual retirement annuities under section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 101 Sabin Street, Pawtucket, RI 02860. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application. We hold your initial purchase payment in a non-interest bearing account until it is applied to your Contract or returned to you.

The minimum initial purchase payment that we will accept is $2,000, with minimum subsequent purchase payments of $1,000, although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per annuitant, across all Variable Annuity contracts with Penn Mutual.

What Types of Annuity Payments May I Choose?

You may choose from the following options:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

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A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•	Any other form of annuity that we and you may agree upon.

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts. In addition, you may not select other Subaccounts after the Annuity Date.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

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the annuity will be split between fixed and variable accounts, in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts, the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts.

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your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on and after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Guaranteed Minimum Death Benefit Riders.  The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.

Guaranteed Minimum Step-Up Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior contract anniversary dates, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account within the Contract Year.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out of the Separate Account.

A guaranteed minimum death benefit rider will terminate if you withdraw the full Variable Account Value from your Contract or transfer the full value of the Subaccounts to fixed funds. For information on the cost of the guaranteed minimum death benefit riders, see What Charges Do I Pay? in this prospectus.

Optional Death Benefit Enhancement Riders.  If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus, except (1) Contract Owners who purchased either of the riders prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below or (2) Contract Owners who purchased the Estate Enhancement Death Benefit Rider. The Death Benefit Enhancement from either of these riders is limited to $1 million. The Death Benefit Enhancement is payable until age 95. If the Account Value is reduced to zero, the Death Benefit Enhancement will terminate.

Rising Floor Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Step-Up Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the first contract anniversary until the Annuitant reaches age 80 and adjusted on the first day of each calendar month following any purchase payment or withdrawal. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month, or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months prior to the next contract anniversary, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

On the first day of the calendar month following contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (1) and (2) where:

(1)	is (a) plus (b) minus (c) as follows:

(a)	is the Minimum Death Benefit Amount as of the first day of the prior calendar month;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

(2)	is (a) plus (b) minus (c) as follows:

(a)	is the Variable Account Value on the prior contract anniversary until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account since the prior contract anniversary; and

(c)	is an adjustment for withdrawals taken from the Separate Account since the prior contract anniversary. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Optional Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. This rider may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below or (2) Contract Owners who purchased the Rising Floor Plus Death Benefit Rider or the Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments subject to a limit as specified in the Contract.

The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments net of withdrawals)
1 - 60	40%	100%
61- 70	35%	60%
71- 80	30%	40%
81 and above	0%	0%

If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. The percentage is 40% if the Annuitant is age 60 or less at date of issue of the Contract, 35% if between ages 61 and 70, and 30% if between ages 71 and 80. The limit is $1,000 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is age 60 or less at date of issue of the Contract, $600 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 61 and 70 at date of issue of the Contract, and $400 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 71 and 80 at date of issue of the Contract. If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be capped at $48,000.

We make adjustments to the Minimum Death Benefit Amount on the first day of a calendar month following any purchase payment to or withdrawal from the Separate Account. We increase the Minimum Death Benefit Amount by the amount of purchase payments made to the Separate Account in the prior calendar month. We reduce the Minimum Death Benefit Amount for withdrawals taken from the Separate Account in the prior calendar month. The reduction is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the date of the withdrawal multiplied by the amount of the withdrawal.

Treatment of Transfers.  Transfers into the Separate Account will be treated as purchase payments allocated to the Separate Account from the Dollar Cost Averaging Accounts. An Optional Death Benefit Enhancement Rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract.

Charge.  We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior contract anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the contract anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

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If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years except that an IRA can be continued as long as the Beneficiary withdraws annually an amount based on the Beneficiary’s life expectancy at the date of death of the IRA owner (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary).

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If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

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If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the spouse will receive a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale. In either case, the Contract Value will be adjusted to equal the death benefit.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

For information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Dollar Cost Averaging Accounts?

Transfer Limits.  Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Rebalancing programs will not count against this limit.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest account.

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The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

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You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date.  You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to the Subaccounts selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of records, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

3.	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your assets allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive a proper authorization (and the Contract, in case of a full withdrawal) from the Contract Owner for withdrawal at our Administrative Office. We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See WHAT CHARGES DO I PAY — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. SEE FEDERAL INCOME TAX CONSIDERATIONS.

•

The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500. See Free Withdrawals below.

•	You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in each Subaccount from which the withdrawal is made is at least $250.

•	If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from Dollar Cost Averaging Accounts beginning with the one having the shortest interest period.

Systematic Withdrawals.  If your Contract Value is at least $2,000, and you have not made a free withdrawal in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $100. Your payments will begin on the next withdrawal date following one modal period after we receive your request. Please note that no confirmations will be sent on systematic withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next contract anniversary. Systematic Withdrawal amounts will then be recalculated upon the next contract anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next contract anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Death Benefit Enhancement Riders or the Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional step-up benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider) — At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)	Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments, plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)	Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Complete descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this Prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–	If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” section of the Prospectus for details.)

–	The rider can be terminated on or after the fifth contract anniversary.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth in the table below), of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example:  Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) =

$100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) =

$100,000 x ($7,500/$90,000) = $8,333.33

(1)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)	The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (shown in the Additional contract Specifications) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (shown in the additional Contract Specifications) and the date of the first withdrawal; and

(b)	is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (shown in the Additional Contract Specifications) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulations Rate (shown in the Additional Contract Specifications) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal;

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the contract issue date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount, which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Guaranteed Minimum Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example: Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year. Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Lifetime Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base and Return of Benefit Base

As long as the Contract Value is positive, additional purchase payments will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount). The Guaranteed Minimum Withdrawal Benefit Base will be increased dollar-for-dollar by the amount of the each additional Purchase Payment. The Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount) will be increased by the amount of the additional purchase payment multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Withdrawal Benefit Base Remaining is depleted.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the

Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Guaranteed Minimum Withdrawal Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant.

Under a Joint Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3) DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earliest:

(1)	10 years from the Contract Date

(2)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years from the contract issue date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal;

4.	After the date of first withdrawal:

If there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Impact of Annuitant Death on the Rider

1)	Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)	Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the contract, and receive a Death Benefit equal to the Contract Value. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

a)	cancellation of the Growth & Income Protector Benefit Rider;

b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

c)	full surrender of the Contract;

d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

e)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)	Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

The rider may not be added after you purchase your Contract or in combination with any other riders.

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

The rider can be terminated on or after the fifth contract anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s age for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1/2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.00%; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2: Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively. The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) =

$100,000 x $500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) =

$100,000 x $500/$90,000)= $555.50

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 4.0% (5.0% for contracts issued prior to May 4, 2009) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 4.0% (5.0 % for contracts issued prior to May 4, 2009) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the Excess Withdrawal

Amount in a proportional manner. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Guaranteed Minimum Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is Reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1 /2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2 , you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals, and

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Guaranteed Minimum Withdrawal Base

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant.

Under a Joint Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. This

Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. An eligible Spousal Beneficiary, can however continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee Based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Guarantee Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name someone other than one of the two spouses as beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse or Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

This rider is not available with new Contracts. If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)	Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant , if applicable at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1: Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment;

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal,

4)	After the first withdrawal after the Contract Date

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or younger of the Annuitant and Joint Annuitant, if applicable, is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each contract anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary, is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Automatic Annual Step-Up

On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the withdrawal Base after a step-up, if any, on the contract anniversary

Any additional purchase payments made after the date of first withdrawal will be added dollar for dollar to the Withdrawal Base

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity date occurs while the rider is in effect, upon your request, you may:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the

Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greater of (a) or (b), where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant , if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death,, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change. and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.20%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed), and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within seven years of the effective date of payment. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit), which are not free withdrawals as described in the next subsection.

Year After Purchase Payment In Which Withdrawal is Made	Applicable Charge
First	7%
Second	7%
Third	6%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	1.5%
Eighth and thereafter	0%

Purchase payments will be treated as withdrawn on a first-in, first-out basis, and will be treated as withdrawn before gains from market appreciation or interest is withdrawn from the Contract. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn first before the withdrawal of purchase payments.

The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

Seven-Year-Old Purchase Payments.  You may withdraw any purchase payment that was made more than 7 years before the withdrawal without incurring a contingent deferred sales charge.

Annual Withdrawals of 15% of Purchase Payments.  On the last day of the first Contract Year and once each Contract Year thereafter, you may withdraw an amount (the “Free Withdrawal Amount”), without incurring a contingent deferred sales charge, up to 15% of total purchase payments as of the date of the request. You may take a free withdrawal on a single sum basis or systematically, but not both. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis. This free withdrawal applies only to the first withdrawal request made in a Contract Year and the amount is not cumulative from year to year.

Cumulative Free Withdrawals.  In lieu of the annual 15% of purchase payment withdrawal right described in the preceding section, you may elect the cumulative free withdrawal rider at the time the Contract is issued. Under this rider, you may elect to withdraw up to 10% of your purchase payments in a Contract Year. To the extent that the Free Withdrawal Amount in a Contract Year is not withdrawn, such Free Withdrawal Amount may be carried forward and taken in a subsequent Contract Year, subject to the limit of 50% of total purchase payments as of the date of withdrawal. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

Disability Related Withdrawal.  You may withdraw, without incurring a contingent deferred sales charge, part or all of your Contract Value if you (you or the Annuitant for qualified contracts) become totally disabled as defined in the Contract.

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. During any given contract year, you are entitled to receive either the Required Minimum Distribution Amount or the entire Free Withdrawal Amount free of Contingent Deferred Sales Charge, not both. Additional withdrawals taken in the same contract year as your RMD payments will be subject to any applicable Contingent Deferred Sales Charge.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Guaranteed Minimum Step-Up Death Benefit Rider.  The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Death Benefit Enhancement Riders.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the contract anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Optional Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50%. of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Optional Combined Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85%. of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective April 1, 2009, the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70%. of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95%. of monthly average Withdrawal Base for a

Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65%. of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT

General Information

If you participate in our dollar cost averaging program, you may allocate money to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging while the money is allocated to a Dollar Cost Average Account, your money will be transferred to the Money Market Subaccount.

You may transfer money in the fixed interest account to Subaccounts, subject to the provisions of your Contract. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Withdrawals and Death Benefits.  You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your purchase payments. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The taxable portion of an annuity payment generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

Early Withdrawals.  An additional income tax of 10% (or 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made after death; or

•	withdrawals attributable to total and permanent disability.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.  Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contact are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contact owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contact as necessary to attempt to prevent the owners of the Contact from being considered the owners of a pro rata share of the assets of the Subaccounts under the Contact. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans.  The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax law provisions applicable to the particular plan should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Generally, under a nonqualified annuity or rollover individual retirement annuity qualified under Section 408(b), unless the Contract Owner elects to the contrary, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 7%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a preferred’ status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

STATEMENT OF ADDITIONAL INFORMATION CONTENTS
VARIABLE ANNUITY PAYMENTS	B-2
First Variable Annuity Payments	B-2
Subsequent Variable Annuity Payments	B-2
Annuity Units	B-2
Value of Annuity Units	B-2
Net Investment Factor	B-2
Assumed Interest Rate	B-3
Valuation Period	B-3
ADMINISTRATIVE AND RECORDKEEPING SERVICES	B-3
DISTRIBUTION OF CONTRACTS	B-3
CUSTODIAN	B-3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-3
LEGAL MATTERS	B-4
FINANCIAL STATEMENTS	B-4

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$11.830	$11.989	$12.099	$11.945	$11.535
Accumulation Unit Value, end of period	$11.673	$11.830	$11.989	$12.099	$11.945
Number of Accumulation Units outstanding, end of period	1,148,708	1,374,672	1,612,865	2,494,433	911,161

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$11.173	$11.014	$11.058	$11.112	$11.080
Accumulation Unit Value, end of period	$11.535	$11.173	$11.014	$11.058	$11.112
Number of Accumulation Units outstanding, end of period	598,010	615,380	665,654	801,168	2,078,717

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$13.831	$13.516	$13.446	$12.976	$12.501
Accumulation Unit Value, end of period	$13.951	$13.831	$13.516	$13.446	$12.976
Number of Accumulation Units outstanding, end of period	1,103,315	1,125,647	1,014,544	829,843	721,636

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$12.125	$12.032	$11.919	$11.740	$11.199
Accumulation Unit Value, end of period	$12.501	$12.125	$12.032	$11.919	$11.740
Number of Accumulation Units outstanding, end of period	658,279	568,532	588,630	609,498	575,820

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$16.460	$15.730	$15.040	$14.505	$13.827
Accumulation Unit Value, end of period	$17.883	$16.460	$15.730	$15.040	$14.505
Number of Accumulation Units, outstanding, end of period	2,661,404	2,485,713	2,135,860	1,707,904	1,819,206

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$13.315	$13.166	$12.759	$12.180	$11.727
Accumulation Unit Value, end of period	$13.827	$13.315	$13.166	$12.759	$12.180
Number of Accumulation Units, outstanding, end of period	1,797,370	1,654,042	1,611,772	1,715,704	1,650,175

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$19.168	$17.017	$11.778	$15.704	$15.370
Accumulation Unit Value, end of period	$19.493	$19.168	$17.017	$11.778	$15.704
Number of Accumulation Units outstanding, end of period	692,271	650,051	646,922	539,903	683,584

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$14.167	$13.926	$12.750	$10.496	$10.288
Accumulation Unit Value, end of period	$15.370	$14.167	$13.926	$12.750	$10.496
Number of Accumulation Units outstanding, end of period	743,466	732,488	695,958	688,061	523,952

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$27.078	$24.091	$18.370	$25.802	$25.035
Accumulation Unit Value, end of period	$27.526	$27.078	$24.091	$18.370	$28.802
Number of Accumulation Units outstanding, end of period	6,912,752	6,744,920	6,086,670	5,801,262	6,423,427

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$21.994	$20.671	$17.669	$13.785	$13.845
Accumulation Unit Value, end of period	$25.035	$21.994	$20.671	$17.669	$13.785
Number of Accumulation Units outstanding, end of period	6,465,368	5,730,996	4,763,280	3,800,706	2,979,859

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.891	$9.883	$8.485	$10.000
Accumulation Unit Value, end of period	$11.342	$10.891	$9.883	$8.485
Number of Accumulation Units outstanding, end of period	610,741	691,927	$709,465	824,800

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$6.561	$5.694	$4.038	$7.041	$6.538
Accumulation Unit Value, end of period	$6.373	$6.561	$5.694	$4.038	$7.041
Number of Accumulation Units outstanding, end of period	2,133,397	2,126,775	1,903,938	1,822,292	1,855,193

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$5.864	$5.600	$5.072	$4.575	$7.124
Accumulation Unit Value, end of period	$6.538	$5.864	$5.600	$5.072	$4.575
Number of Accumulation Units outstanding, end of period	1,557,060	1,334,244	1,277,922	1,381,801	1,589,351

(a)	Penn Series Growth Stock Fund Subaccount prior to September 25, 2008.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$9.782	$8.818	$6.498	$11.726	$11.351
Accumulation Unit Value, end of period	$8.998	$9.782	$8.818	$6.498	$11.726
Number of Accumulation Units outstanding, end of period	303,533	377,766	388,556	401,520	449,287

	Year Ended December 31,
	2006	2005	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$11.095	$11.112	$10.365	$8.364	$10.000
Accumulation Unit Value, end of period	$11.351	$11.095	$11.112	$10.365	$8.364
Number of Accumulation Units outstanding, end of period	466,115	398,878	376,295	249,091	69,150

(a)	For the period May 1, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.501	$8.211	$6.125	$10.000
Accumulation Unit Value, end of period	$8.904	$9.501	$8.211	$6.125
Number of Accumulation Units outstanding, end of period	803,202	907,243	1,011,038	1,124,528

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$12.257	$10.817	$8.206	$15.019	$14.677
Accumulation Unit Value, end of period	$11.558	$12.257	$10.817	$8.206	$15.019
Number of Accumulation Units outstanding, end of period	950,999	1,013,481	981,955	1,077,386	1,417,572

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$12.578	$12.377	$11.116	$8.819	$10.511
Accumulation Unit Value, end of period	$14.677	$12.578	$12.377	$11.116	$8.819
Number of Accumulation Units outstanding, end of period	1,464,807	1,541,931	1,479,294	1,478,707	1,386,377

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.111	$8.362	$7.259	$10.000
Accumulation Unit Value, end of period	$8.613	$9.111	$8.362	$7.259
Number of Accumulation Units outstanding, end of period	1,223,876	1,350,659	$1,412,851	1,472,140

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$10.600	$9.361	$7.524	$11.930	$11.507
Accumulation Unit Value, end of period	$10.642	$10.600	$9.361	$7.524	$11.930
Number of Accumulation Units outstanding, end of period	1,627,456	1,719,050	1,637,788	1,696,470	1,808,169

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$10.109	$9.807	$8.998	$7.103	$9.263
Accumulation Unit Value, end of period	$11.507	$10.109	$9.807	$8.998	$7.103
Number of Accumulation Units outstanding, end of period	1,947,201	2,022,636	2,312,567	2,382,511	2,488,392

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$8.797	$7.029	$4.821	$9.557	$7.741
Accumulation Unit Value, end of period	$8.004	$8.797	$7.029	$4.821	$9.557
Number of Accumulation Units outstanding, end of period	1,105,213	1,154,511	1,162,443	1,214,381	1,301,650

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$7.346	$6.619	$6.024	$4.090	$6.150
Accumulation Unit Value, end of period	$7.741	$7.346	$6.619	$6.024	$4.090
Number of Accumulation Units outstanding, end of period	1,264,780	1,209,858	1,290,197	1,356,757	1,124,269

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$20.810	$16.769	$11.564	$22.228	$21.714
Accumulation Unit Value, end of period	$19.243	$20.810	$16.769	$11.564	$22.228
Number of Accumulation Units outstanding, end of period	575,545	615,286	571,434	602,289	755,341

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$19.754	$17.824	$14.667	$10.864	$12.156
Accumulation Unit Value, end of period	$21.714	$19.754	$17.824	$14.667	$10.864
Number of Accumulation Units outstanding, end of period	765,322	718,492	585,547	552,203	533,458

PENN SERIES MID CORE VALUE FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$14.031	$11.337	$9.118	$15.124	$15.201
Accumulation Unit Value, end of period	$13.354	$14.031	$11.337	$9.118	$15.124
Number of Accumulation Units outstanding, end of period	388,096	432,834	443,950	434,710	546,057

	Year Ended December 31,
	2006	2005	2004	2003	2002(b)
Accumulation Unit Value, beginning of period	$13.728	$12.860	$10.490	$8.498	$10.000
Accumulation Unit Value, End of period	$15.201	$13.728	$12.860	$10.490	$8.498
Number of Accumulation Units outstanding, end of period	515,699	505,444	354,495	213,190	79,364

(a)	Penn Series Strategic Value Fund Subaccount prior to September 25, 2008.
(b)	For the period May 1, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$12.118	$9.837	$6.468	$10.000
Accumulation Unit Value, end of period	$11.392	$12.118	$9.837	$6.468
Number of Accumulation Units outstanding, end of period	111,411	107,324	95,589	6,296

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$12.231	$9.771	$6.803	$10.000
Accumulation Unit Value, end of period	$11.202	$12.231	$9.771	$6.803
Number of Accumulation Units outstanding, end of period	160,820	104,598	$62,890	6,965

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$14.685	$12.494	$7.983	$16.198	$15.243
Accumulation Unit Value, End of period	$12.878	$14.685	$12.494	$7.983	$16.198
Number of Accumulation Units outstanding, end of period	465,133	484,172	552,398	548,168	694,807

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$15.642	$14.919	$13.810	$9.489	$16.607
Accumulation Unit Value, End of period	$15.243	$15.642	$14.919	$13.810	$9.489
Number of Accumulation Units outstanding, end of period	849,967	842,244	877,417	921,413	938,876

(a)	Penn Series Emerging Growth Fund Subaccount prior to August 1, 2004.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$25.209	$20.161	$16.10	$22.402	$23.979
Accumulation Unit Value, End of period	$25.088	$25.209	$20.161	$16.100	$22.402
Number of Accumulation Units outstanding, end of period	557,729	601,900	652,965	730,006	933,687

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$20.696	$20.233	$17.852	$10.349	$12.602
Accumulation Unit Value, End of period	$23.979	$20.696	$20.233	$17.852	$10.349
Number of Accumulation Units outstanding, end of period	974,029	977,726	985,497	956,485	865,651

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.800	$8.674	$6.970	$10.000
Accumulation Unit Value, end of period	$10.175	$10.800	$8.674	$6.970
Number of Accumulation Units outstanding, end of period	200,822	135,582	66,905	12,842

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.563	$9.022	$7.116	$10.000
Accumulation Unit Value, end of period	$8.245	$9.563	$9.022	$7.116
Number of Accumulation Units outstanding, end of period	302,528	313,267	130,330	571

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$16.018	$14.616	$12.170	$21.008	$17.738
Accumulation Unit Value, End of period	$15.947	$16.018	$14.616	$12.170	$21.008
Number of Accumulation Units outstanding, end of period	1,379,654	1,485,084	1,461,894	1,437,386	1,543,118

	Year Ended December 31,
	2006	2005	2004	2003	2002
Accumulation Unit Value, beginning of period	$13.793	$11.972	$9.334	$7.121	$8.015
Accumulation Unit Value, End of period	$17.738	$13.793	$11.972	$9.334	$7.121
Number of Accumulation Units outstanding, end of period	1,335,273	996,810	861,314	813,870	829,715

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$11.498	$9.780	$5.985	$10.000
Accumulation Unit Value, end of period	$9.251	$11.498	$9.780	$5.985
Number of Accumulation Units outstanding, end of period	1,293,586	1,287,066	988,167	866,686

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$17.805	$14.420	$11.551	$19,316	$23.841
Accumulation Unit Value, end of period	$18.803	$17.805	$14.420	$11.551	$19.316
Number of Accumulation Units outstanding, end of period	402,758	400,999	358,186	345,220	362,324

	Year Ended December 31,
	2006	2005	2004	2003	2002(b)
Accumulation Unit Value, beginning of period	$18.250	$16.374	$12.246	$9.161	$10.000
Accumulation Unit Value, End of period	$23.841	$18.250	$16.374	$12.246	$9.161
Number of Accumulation Units outstanding, end of period	357,567	292,589	210,042	168,248	54,712

(a)	Penn Series REIT Fund Subaccount prior to May 1, 2011.
(b)	For the period May 1, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.227	$8.939	$7.027	$10.000
Accumulation Unit Value, end of period	$9.721	$10.227	$8.939	$7.027
Number of Accumulation Units outstanding, end of period	421,264	299,023	185,999	19,956

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$11.001	$9.738	$7.757	$10.000
Accumulation Unit Value, end of period	$10.659	$11.001	$9.738	$7.757
Number of Accumulation Units outstanding, end of period	1,862,281	1,937,456	1,033,252	121,352

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.648	$9.616	$8.083	$10.000
Accumulation Unit Value, end of period	$10.574	$10.648	$9.616	$8.083
Number of Accumulation Units outstanding, end of period	4,852,503	4,344,593	2,546,878	456,270

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.646	$9.870	$8.611	$10.000
Accumulation Unit Value, end of period	$10.789	$10.646	$9.870	$8.611
Number of Accumulation Units outstanding, end of period	1,490,119	1,307,451	936,118	290,487

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.710	$10.156	$9.291	$10.000
Accumulation Unit Value, end of period	$10.981	$10.710	$10.156	$9.291
Number of Accumulation Units outstanding, end of period	1,155,598	859,601	929,150	286,129

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B):

Guaranteed Lifetime Withdrawal Benefit Rider.  At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are examples of the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The

C-1

Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

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Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
0 - 5	0%
6 -10	0.5%
11 and later	1.0%

The Waiting Bonus will only be applied to purchase payments made prior to the first contract anniversary. Purchase payments made after the first contract anniversary will become part of the Withdrawal Base but will not receive the Waiting Bonus.

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

C-3

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Guarantee Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

C-4

(iii)	the date of the first withdrawal; and

(2)	is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

(c)	the highest Contract Value as of a contract anniversary date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.  If the Annuitant dies and the Joint Annuitant is still alive, the Joint Annuitant can surrender the Contract and receive a Death Benefit equal to the Contract Value and the rider is terminated.

The Joint Annuitant also has the option of continuing the contract. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the

C-5

Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Termination of Rider.  This Rider will terminate:

(a)	on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)	upon annuitization.

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PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Pennant Select Variable Annuity is issued by The Penn Mutual Life Insurance Company on Policy form VAA-98 and state variations thereof.

© 2012 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM5686 05/12

STATEMENT OF ADDITIONAL INFORMATION – MAY 1, 2012

PENNANT SELECT

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

Individual Variable and Fixed Annuity Contract

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2012 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE ANNUITY PAYMENTS	B-2
First Variable Annuity Payment	B-2
Subsequent Variable Annuity Payments	B-2
Annuity Units	B-2
Value of Annuity Units	B-2
Net Investment Factor	B-2
Assumed Interest Rate	B-3
Valuation Period	B-3
ADMINISTRATIVE AND RECORDKEEPING SERVICES	B-3
DISTRIBUTION OF CONTRACTS	B-3
CUSTODIAN	B-4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-4
LEGAL MATTERS	B-4
FINANCIAL STATEMENTS	B-4

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the valuation period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the contract administration charge. On an annual basis, the sum of such charges equals 1.35% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2011, 2010, and 2009 the Company paid to HTK underwriting commissions of approximately $119,897, $114,771, and $124,609, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 7% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and the financial statements of the Penn Mutual Variable Annuity Account III of the Company as of December 31, 2011 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1701 Market Street, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company appear on the following pages. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2011

and for the periods presented

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia, PA 19103-7045 T: (267) 330 3000 F: (267) 330 3300 www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Annuity Account III of The Penn Mutual Life Insurance Company at December 31, 2011, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

April 5, 2012

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$3,594,306,961	$99,001,885	$93,876,252	$286,670,488
Dividends receivable	873	873	—	—
Receivable for securities sold	552,033	—	19,317	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	137,183	3,785	3,621	10,999
Payable for securities purchased	1,558,698	403,742	—	88,905

Total Net Assets	$3,593,163,986	$98,595,231	$93,891,948	$286,570,584

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies		$43,624,329	$33,919,958	$119,729,933
Diversifier II/Optimizer/Retirement Planner VA Policies		5,708,616	3,141,924	16,792,323
Inflation Protector Variable Annuity Policies		1,068,420	1,281,774	5,618,527
Olympia XT Advisor Policies		—	—
Penn Freedom Advisor Policies		—	—
Pennant Select Policies		13,406,953	15,391,127	47,590,590
PennFreedom Policies		34,786,913	40,157,165	96,839,211

Total Net Assets		$98,595,231	$93,891,948	$286,570,584

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$11.70	$13.86	$17.77

Diversifier II/Optimizer/Retirement Planner VA		$23.97	$17.39	$39.89

Inflation Protector Variable Annuity		$9.77	$9.97	$10.69

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$11.67	$13.95	$17.88

PennFreedom		$10.43	$12.23	$14.92

Cost of Investments	$3,329,330,232	$98,595,231	$90,631,980	$252,806,539

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$95,255,074	$1,365,080,501	$42,567,621	$96,703,358
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	69,091

Liabilities:
Due to The Penn Mutual Life Insurance Company	3,619	52,098	1,598	3,643
Payable for securities purchased	54,686	180,173	3,400	—

Total Net Assets	$95,196,769	$1,364,848,230	$42,562,623	$96,768,806

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$43,889,732	$572,197,280	$13,454,323	$40,381,890
Diversifier II/Optimizer/Retirement Planner VA Policies	11,773,709	159,784,704	9,965,595	19,089,170
Inflation Protector Variable Annuity Policies	1,569,040	36,909,139	634,183	994,182
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	13,493,633	190,266,951	6,926,698	13,594,880
PennFreedom Policies	24,470,655	405,690,156	11,581,824	22,708,684

Total Net Assets	$95,196,769	$1,364,848,230	$42,562,623	$96,768,806

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$19.37	$27.35	$11.32	$6.33

Diversifier II/Optimizer/Retirement Planner VA	$68.56	$164.73	$11.38	$43.47

Inflation Protector Variable Annuity	$10.65	$11.11	$11.09	$11.20

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$19.49	$27.53	$11.34	$6.37

PennFreedom	$18.54	$19.75	$11.30	$9.01

Cost of Investments	$81,039,166	$1,246,194,371	$36,578,877	$86,874,871

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$21,610,108	$46,088,972	$87,150,453	$65,884,703
Dividends receivable	—	—	—	—
Receivable for securities sold	3,156	33,986	6,194	12,362

Liabilities:
Due to The Penn Mutual Life Insurance Company	832	1,683	3,232	2,484
Payable for securities purchased	—	—	—	—

Total Net Assets	$21,612,432	$46,121,275	$87,153,415	$65,894,581

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$8,313,585	$12,257,975	$29,337,725	$25,253,610
Diversifier II/Optimizer/Retirement Planner VA Policies	1,360,388	19,998,638	28,651,687	12,296,988
Inflation Protector Variable Annuity Policies	374,963	242,539	993,061	664,010
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	2,730,924	7,151,322	10,991,044	10,540,380
PennFreedom Policies	8,832,572	6,470,801	17,179,898	17,139,593

Total Net Assets	$21,612,432	$46,121,275	$87,153,415	$65,894,581

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$8.95	$8.89	$11.48	$8.60

Diversifier II/Optimizer/Retirement Planner VA	$9.09	$8.93	$48.03	$8.64

Inflation Protector Variable Annuity	$10.49	$10.95	$10.64	$10.38

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$9.00	$8.90	$11.56	$8.61

PennFreedom	$8.91	$8.87	$10.97	$8.58

Cost of Investments	$20,542,685	$45,105,097	$95,392,575	$65,875,189

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$108,218,424	$57,594,348	$66,324,690	$29,270,738
Dividends receivable	—	—	—	—
Receivable for securities sold	112,227	67,169	2,373	57,095

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,100	2,191	2,498	1,122
Payable for securities purchased	—	—	—	—

Total Net Assets	$108,326,551	$57,659,326	$66,324,565	$29,326,711

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$43,929,677	$22,623,963	$31,386,854	$12,271,231
Diversifier II/Optimizer/Retirement Planner VA Policies	16,387,600	7,685,127	11,108,070	2,086,450
Inflation Protector Variable Annuity Policies	948,537	635,988	677,876	528,247
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	17,318,725	8,845,532	11,074,690	5,182,336
PennFreedom Policies	29,742,012	17,868,716	12,077,075	9,258,447

Total Net Assets	$108,326,551	$57,659,326	$66,324,565	$29,326,711

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$10.57	$7.96	$19.12	$13.29

Diversifier II/Optimizer/Retirement Planner VA	$16.59	$17.34	$24.87	$13.48

Inflation Protector Variable Annuity	$11.24	$11.17	$10.77	$11.19

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$10.64	$8.00	$19.24	$13.35

PennFreedom	$11.48	$12.83	$16.02	$13.23

Cost of Investments	$96,346,531	$55,087,510	$60,559,349	$26,882,039

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$10,960,666	$13,044,363	$44,045,233	$98,925,167
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	541	65,454

Liabilities:
Due to The Penn Mutual Life Insurance Company	425	506	1,651	3,744
Payable for securities purchased	9,456	11,762	—	—

Total Net Assets	$10,950,785	$13,032,095	$44,044,123	$98,986,877

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$3,654,760	$4,313,318	$20,203,490	$46,863,076
Diversifier II/Optimizer/Retirement Planner VA Policies	492,383	811,179	9,647,631	14,971,282
Inflation Protector Variable Annuity Policies	506,578	832,516	439,433	1,067,298
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	1,268,971	1,801,314	5,989,796	13,991,524
PennFreedom Policies	5,028,093	5,273,768	7,763,773	22,093,697

Total Net Assets	$10,950,785	$13,032,095	$44,044,123	$98,986,877

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$11.37	$11.18	$12.79	$24.93

Diversifier II/Optimizer/Retirement Planner VA	$11.43	$11.24	$23.93	$36.54

Inflation Protector Variable Annuity	$11.19	$10.72	$10.13	$11.74

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$11.39	$11.20	$12.88	$25.09

PennFreedom	$11.35	$11.16	$7.83	$19.42

Cost of Investments	$10,421,065	$13,114,971	$42,480,563	$82,816,895

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$15,995,950	$23,699,486	$173,095,078	$81,076,529
Dividends receivable	—	—	—	—
Receivable for securities sold	2,179	—	81,130	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	621	922	6,561	3,108
Payable for securities purchased	—	8,903	—	22,804

Total Net Assets	$15,997,508	$23,689,661	$173,169,647	$81,050,617

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$4,815,803	$6,807,741	$75,349,600	$30,919,783
Diversifier II/Optimizer/Retirement Planner VA Policies	541,477	527,441	26,916,805	6,578,467
Inflation Protector Variable Annuity Policies	448,787	484,879	1,864,084	1,445,516
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	2,043,025	2,493,750	21,999,878	11,966,321
PennFreedom Policies	8,148,416	13,375,850	47,039,280	30,140,530

Total Net Assets	$15,997,508	$23,689,661	$173,169,647	$81,050,617

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$10.16	$8.23	$15.84	$9.24

Diversifier II/Optimizer/Retirement Planner VA	$10.21	$8.27	$35.15	$9.28

Inflation Protector Variable Annuity	$11.34	$9.36	$10.80	$9.18

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$10.17	$8.24	$15.95	$9.25

PennFreedom	$10.14	$8.22	$20.19	$9.22

Cost of Investments	$15,214,286	$25,284,229	$183,042,247	$81,862,826

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Real Estate Securities Fund*	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$52,339,306	$26,876,165	$127,223,360	$217,268,962
Dividends receivable	—	—	—	—
Receivable for securities sold	15,900	896	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	2,009	1,041	4,954	8,405
Payable for securities purchased	—	—	101,095	191,274

Total Net Assets	$52,353,197	$26,876,020	$127,117,311	$217,069,283

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$23,503,448	$11,620,780	$58,544,925	$71,635,762
Diversifier II/Optimizer/Retirement Planner VA Policies	3,394,275	363,634	885,778	2,750,498
Inflation Protector Variable Annuity Policies	1,159,262	1,020,189	10,319,857	10,565,722
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	7,572,547	4,094,831	19,848,631	51,308,816
PennFreedom Policies	16,723,665	9,776,586	37,518,120	80,808,485

Total Net Assets	$52,353,197	$26,876,020	$127,117,311	$217,069,283

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$18.71	$9.70	$10.64	$10.56

Diversifier II/Optimizer/Retirement Planner VA	$18.99	$9.75	$10.69	$10.61

Inflation Protector Variable Annuity	$11.30	$10.66	$10.67	$10.66

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.80	$9.72	$10.66	$10.57

PennFreedom	$18.62	$9.69	$10.62	$10.54

Cost of Investments	$38,927,339	$24,868,587	$118,100,027	$196,171,792

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund†	High Income Bond Fund II
Assets:
Investments at fair value	$86,269,264	$61,531,403	$—	$167,160
Dividends receivable	—	—	—	—
Receivable for securities sold	—	2,895	—	7

Liabilities:
Due to The Penn Mutual Life Insurance Company	3,322	2,381	—	7
Payable for securities purchased	482,133	—	—	—

Total Net Assets	$85,783,809	$61,531,917	$—	$167,160

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$31,116,465	$22,511,183	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	1,911,162	700,176	—	—
Inflation Protector Variable Annuity Policies	3,615,959	2,206,786	—	—
Olympia XT Advisor Policies	—	—	—	83,554
Penn Freedom Advisor Policies	—	—	—	83,606
Pennant Select Policies	16,076,146	12,688,754	—	—
PennFreedom Policies	33,064,077	23,425,018	—	—

Total Net Assets	$85,783,809	$61,531,917	$—	$167,160

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$10.77	$10.96	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$10.83	$11.02	$—	$—

Inflation Protector Variable Annuity	$10.58	$10.42	$—	$—

Olympia XT Advisor	$—	$—	$9.35	$18.43

Penn Freedom Advisor	$—	$—	$9.17	$18.08

Pennant Select	$10.79	$10.98	$—	$—

PennFreedom	$10.75	$10.94	$—	$—

Cost of Investments	$79,468,384	$58,401,845	$—	$161,464

†	V.I. Capital Appreciation Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Financial Services Fund††	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund
Assets:
Investments at fair value	$—	$—	$11,134	$19,306
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	1	21

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	1	1
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$11,134	$19,326

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Inflation Protector Variable Annuity Policies	—	—	—	—
Olympia XT Advisor Policies	—	—	—	19,326
Penn Freedom Advisor Policies	—	—	11,134	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$—	$—	$11,134	$19,326

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$6.30	$13.34	$10.28	$9.00

Penn Freedom Advisor	$6.18	$13.09	$10.09	$8.83

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Cost of Investments	$—	$—	$6,027	$18,166

††	Financial Services Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2011 and 2010 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	NASDAQ-100 Fund	Technology Fund††††	Inverse S&P 500 Strategy Fund	Government Long Bond 1.2x Strategy Fund
Assets:
Investments at fair value	$159,591	$—	$880	$12,226
Dividends receivable	—	—	—	—
Receivable for securities sold	6	—	—	1

Liabilities:
Due to The Penn Mutual Life Insurance Company	6	—	—	1
Payable for securities purchased	—	—	—	104

Total Net Assets	$159,591	$—	$880	$12,122

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Inflation Protector Variable Annuity Policies	—	—	—	—
Olympia XT Advisor Policies	159,591	—	—	12,122
Penn Freedom Advisor Policies	—	—	880	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$159,591	$—	$880	$12,122

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$14.52	$11.26	$4.92	$20.12

Penn Freedom Advisor	$14.24	$11.05	$4.83	$19.74

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Cost of Investments	$160,004	$—	$1,644	$9,601

††††	Technology Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	U.S. Government Money Market Fund	Utilities Fund†††††	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$228,843	$—	$45,523	$13,751
Dividends receivable	—	—	—	—
Receivable for securities sold	9	—	22	1

Liabilities:
Due to The Penn Mutual Life Insurance Company	9	—	2	1
Payable for securities purchased	261	—	—	—

Total Net Assets	$228,582	$—	$45,543	$13,751

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Inflation Protector Variable Annuity Policies	—	—	—	—
Olympia XT Advisor Policies	176,184	—	45,543	13,751
Penn Freedom Advisor Policies	52,398	—	—	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$228,582	$—	$45,543	$13,751

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$9.79	$13.81	$11.85	$12.78

Penn Freedom Advisor	$9.60	$13.54	$11.79	$12.53

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Cost of Investments	$228,582	$—	$41,813	$15,865

†††††	Utilities Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Net Investment Income (Loss):
Dividends	$19,890	$9,379	$—	$—

Expense:
Mortality and expense risk and administration charges	44,583,158	1,185,939	1,091,271	3,234,769

Net investment income (loss)	(44,563,268)	(1,176,560)	(1,091,271)	(3,234,769)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	23,503,219	—	1,312,024	6,301,222
Net change in unrealized gain (loss) of investments	5,003,568	—	565,517	18,692,184

Net realized and unrealized gain (loss) on investments	28,506,787	—	1,877,541	24,993,406

Net increase (decrease) in net assets resulting from operations	$(16,056,481)	$(1,176,560)	$786,270	$21,758,637

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1,158,759	16,850,399	519,855	1,248,279

Net investment income (loss)	(1,158,759)	(16,850,399)	(519,855)	(1,248,279)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,490,787	(4,409,963)	597,612	(226,828)
Net change in unrealized gain (loss) of investments	121,983	43,786,565	1,612,196	(1,432,086)

Net realized and unrealized gain (loss) on investments	2,612,770	39,376,602	2,209,808	(1,658,914)

Net increase (decrease) in net assets resulting from operations	$1,454,011	$22,526,203	$1,689,953	$(2,907,193)

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	287,071	645,599	1,149,734	895,828

Net investment income (loss)	(287,071)	(645,599)	(1,149,734)	(895,828)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(330,522)	20,100	(1,023,492)	(1,244,295)
Net change in unrealized gain (loss) of investments	(1,297,818)	(2,422,051)	(3,037,815)	(1,816,802)

Net realized and unrealized gain (loss) on investments	(1,628,340)	(2,401,951)	(4,061,307)	(3,061,097)

Net increase (decrease) in net assets resulting from operations	$(1,915,411)	$(3,047,550)	$(5,211,041)	$(3,956,925)

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1,359,613	801,422	879,200	394,198

Net investment income (loss)	(1,359,613)	(801,422)	(879,200)	(394,198)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(140,753)	3,915,185	(899,370)	(1,063,054)
Net change in unrealized gain (loss) of investments	2,156,724	(8,945,185)	(3,349,231)	121,092

Net realized and unrealized gain (loss) on investments	2,015,971	(5,030,000)	(4,248,601)	(941,962)

Net increase (decrease) in net assets resulting from operations	$656,358	$(5,831,422)	$(5,127,801)	$(1,336,160)

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	134,964	157,472	611,776	1,226,985

Net investment income (loss)	(134,964)	(157,472)	(611,776)	(1,226,985)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	595,454	1,045,550	689,442	(1,580,041)
Net change in unrealized gain (loss) of investments	(1,138,606)	(1,921,879)	(5,943,488)	2,739,593

Net realized and unrealized gain (loss) on investments	(543,152)	(876,329)	(5,254,046)	1,159,552

Net increase (decrease) in net assets resulting from operations	$(678,116)	$(1,033,801)	$(5,865,822)	$(67,433)

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	184,978	300,836	2,286,249	1,145,772

Net investment income (loss)	(184,978)	(300,836)	(2,286,249)	(1,145,772)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	904,509	338,557	(8,273,982)	4,597,156
Net change in unrealized gain (loss) of investments	(1,617,394)	(3,715,143)	10,217,526	(22,696,138)

Net realized and unrealized gain (loss) on investments	(712,885)	(3,376,586)	1,943,544	(18,098,982)

Net increase (decrease) in net assets resulting from operations	$(897,863)	$(3,677,422)	$(342,705)	$(19,244,754)

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Real Estate Securities Fund*	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	626,226	325,860	1,584,244	2,654,242

Net investment income (loss)	(626,226)	(325,860)	(1,584,244)	(2,654,242)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(1,104,860)	1,196,305	7,177,443	8,221,044
Net change in unrealized gain (loss) of investments	4,390,877	(2,194,902)	(10,028,404)	(7,496,987)

Net realized and unrealized gain (loss) on investments	3,286,017	(998,597)	(2,850,961)	724,057

Net increase (decrease) in net assets resulting from operations	$2,659,791	$(1,324,457)	$(4,435,205)	$(1,930,185)

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund†	High Income Bond Fund II
Net Investment Income (Loss):
Dividends	$—	$—	$18	$9,393

Expense:
Mortality and expense risk and administration charges	978,852	653,256	64	1,626

Net investment income (loss)	(978,852)	(653,256)	(46)	7,767

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,800,925	1,539,280	1,465	16,941
Net change in unrealized gain (loss) of investments	(850,398)	561,045	(326)	(19,045)

Net realized and unrealized gain (loss) on investments	1,950,527	2,100,325	1,139	(2,104)

Net increase (decrease) in net assets resulting from operations	$971,675	$1,447,069	$1,093	$5,663

†	V.I. Capital Appreciation Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Financial Services Fund††	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$4

Expense:
Mortality and expense risk and administration charges	—	—	878	729

Net investment income (loss)	—	—	(878)	(725)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	17,450	(2,353)
Net change in unrealized gain (loss) of investments	—	—	(13,237)	(6,590)

Net realized and unrealized gain (loss) on investments	0	0	4,213	(8,943)

Net increase (decrease) in net assets resulting from operations	$—	$—	$3,335	$(9,668)

††	Financial Services Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2011 and 2010 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	NASDAQ-100 Fund	Technology Fund††††	Inverse S&P 500 Strategy Fund	Government Long Bond 1.2x Strategy Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$191

Expense:
Mortality and expense risk and administration charges	680	207	14	128

Net investment income (loss)	(680)	(207)	(14)	63

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	17,258	3,187	(15)	(1,371)
Net change in unrealized gain (loss) of investments	(12,986)	(1,611)	(73)	4,276

Net realized and unrealized gain (loss) on investments	4,272	1,576	(88)	2,905

Net increase (decrease) in net assets resulting from operations	$3,592	$1,369	$(102)	$2,968

††††	Technology Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	U.S. Government Money Market Fund	Utilities Fund†††††	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$14	$—	$641	$250

Expense:
Mortality and expense risk and administration charges	4,056	—	566	562

Net investment income (loss)	(4,042)	—	75	(312)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	3,845	1,377
Net change in unrealized gain (loss) of investments	—	—	(4,708)	(3,107)

Net realized and unrealized gain (loss) on investments	0	0	(863)	(1,730)

Net increase (decrease) in net assets resulting from operations	$(4,042)	$—	$(788)	$(2,042)

†††††	Utilities Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Total		Money Market Fund		Limited Maturity Bond Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(44,563,268)	$(36,979,650)	$(1,176,560)	$(1,276,129)	$(1,091,271)	$(978,131)
Net realized gains (losses) from investment transactions	23,503,219	(20,004,828)	—	—	1,312,024	1,007,186
Net change in unrealized gain (loss) of investments	5,003,568	407,201,199	—	—	565,517	1,708,846

Net increase (decrease) in net assets resulting from operations	(16,056,481)	350,216,721	(1,176,560)	(1,276,129)	786,270	1,737,901

Variable Annuity Activities:
Purchase payments	414,008,979	497,113,715	21,700,379	16,356,907	8,035,651	14,698,442
Surrender benefits	(257,136,080)	(227,116,320)	(28,761,976)	(23,250,299)	(7,018,153)	(7,712,046)
Net transfers	103,452,290	172,164,001	24,233,690	(12,682,347)	10,422,401	2,792,457
Payments for supplementary contracts without life contingency	(4,163)	(15,725)	—	—	—	—
Payments for supplementary contracts with life contingency	(91,889)	(88,450)	—	—	—	—
Contract administration charges	(24,030,198)	(15,252,889)	(636,033)	(538,200)	(671,147)	(494,577)
Annuity benefits	(25,731,040)	(23,070,516)	(3,390,970)	(1,269,408)	(481,453)	(989,000)

Net increase (decrease) in net assets resulting from variable annuity activities	210,467,899	403,733,816	13,145,090	(21,383,347)	10,287,299	8,295,276

Total increase (decrease) in net assets	194,411,418	753,950,537	11,968,530	(22,659,476)	11,073,569	10,033,177
Net Assets:
Beginning of year	3,398,752,568	2,644,802,031	86,626,701	109,286,177	82,818,379	72,785,202

End of year	$3,593,163,986	$3,398,752,568	$98,595,231	$86,626,701	$93,891,948	$82,818,379

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(3,234,769)	$(2,810,323)	$(1,158,759)	$(958,077)	$(16,850,399)	$(13,827,043)
Net realized gains (losses) from investment transactions	6,301,222	3,052,375	2,490,787	297,149	(4,409,963)	(3,270,329)
Net change in unrealized gain (loss) of investments	18,692,184	9,170,173	121,983	9,867,055	43,786,565	152,709,320

Net increase (decrease) in net assets resulting from operations	21,758,637	9,412,225	1,454,011	9,206,127	22,526,203	135,611,948

Variable Annuity Activities:
Purchase payments	23,028,104	33,422,972	9,729,993	9,993,885	159,742,617	173,385,834
Surrender benefits	(18,126,516)	(17,801,485)	(8,113,325)	(6,997,016)	(90,780,380)	(78,551,013)
Net transfers	18,262,634	24,852,227	8,703,465	7,533,645	13,369,907	65,242,871
Payments for supplementary contracts without life contingency	(327)	(329)	(411)	(2,122)	(1,428)	(3,134)
Payments for supplementary contracts with life contingency	(1,418)	(1,427)	(1,959)	(1,859)	(30,377)	(28,832)
Contract administration charges	(1,742,146)	(1,182,209)	(548,308)	(352,009)	(8,483,645)	(5,270,845)
Annuity benefits	(1,630,025)	(2,425,362)	(1,821,265)	(750,726)	(9,351,339)	(9,362,515)

Net increase (decrease) in net assets resulting from variable annuity activities	19,790,306	36,864,387	7,948,190	9,423,798	64,465,355	145,412,366

Total increase (decrease) in net assets	41,548,943	46,276,612	9,402,201	18,629,925	86,991,558	281,024,314
Net Assets:
Beginning of year	245,021,641	198,745,029	85,794,568	67,164,643	1,277,856,672	996,832,358

End of year	$286,570,584	$245,021,641	$95,196,769	$85,794,568	$1,364,848,230	$1,277,856,672

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(519,855)	$(470,878)	$(1,248,279)	$(1,022,052)	$(287,071)	$(244,801)
Net realized gains (losses) from investment transactions	597,612	(21,965)	(226,828)	(1,845,474)	(330,522)	(1,525,357)
Net change in unrealized gain (loss) of investments	1,612,196	4,232,186	(1,432,086)	15,314,801	(1,297,818)	3,963,798

Net increase (decrease) in net assets resulting from operations	1,689,953	3,739,343	(2,907,193)	12,447,275	(1,915,411)	2,193,640

Variable Annuity Activities:
Purchase payments	4,063,092	6,039,034	8,959,006	10,529,695	2,707,137	3,439,938
Surrender benefits	(3,903,952)	(4,660,994)	(6,616,876)	(5,501,051)	(1,722,818)	(1,753,105)
Net transfers	759,292	2,013	2,710,218	1,968,791	906,490	(254,033)
Payments for supplementary contracts without life contingency	—	(1,290)	(715)	(669)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(290,816)	(195,585)	(618,936)	(412,445)	(172,574)	(111,983)
Annuity benefits	(501,059)	(322,208)	(567,420)	(359,495)	(130,025)	(116,197)

Net increase (decrease) in net assets resulting from variable annuity activities	126,557	860,970	3,865,277	6,224,826	1,588,210	1,204,620

Total increase (decrease) in net assets	1,816,510	4,600,313	958,084	18,672,101	(327,201)	3,398,260
Net Assets:
Beginning of year	40,746,113	36,145,800	95,810,722	77,138,621	21,939,633	18,541,373

End of year	$42,562,623	$40,746,113	$96,768,806	$95,810,722	$21,612,432	$21,939,633

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(645,599)	$(634,165)	$(1,149,734)	$(1,008,107)	$(895,828)	$(902,041)
Net realized gains (losses) from investment transactions	20,100	(2,060,353)	(1,023,492)	(2,482,807)	(1,244,295)	(2,138,791)
Net change in unrealized gain (loss) of investments	(2,422,051)	10,114,253	(3,037,815)	14,230,419	(1,816,802)	9,358,049

Net increase (decrease) in net assets resulting from operations	(3,047,550)	7,419,735	(5,211,041)	10,739,505	(3,956,925)	6,317,217

Variable Annuity Activities:
Purchase payments	2,330,249	2,508,015	7,628,312	9,320,918	3,053,112	4,709,865
Surrender benefits	(5,583,466)	(5,876,210)	(7,232,623)	(7,550,749)	(5,458,965)	(6,177,394)
Net transfers	(2,164,493)	(1,549,347)	2,586,173	966,727	(2,702,414)	(1,372,801)
Payments for supplementary contracts without life contingency		—	(822)	(786)		—
Payments for supplementary contracts with life contingency		—	(14,803)	(13,940)	(17,571)	(19,070)
Contract administration charges	(193,700)	(168,066)	(426,572)	(278,034)	(411,022)	(347,493)
Annuity benefits	(148,433)	(249,068)	(938,734)	(558,829)	(528,923)	(642,670)

Net increase (decrease) in net assets resulting from variable annuity activities	(5,759,843)	(5,334,676)	1,600,931	1,885,307	(6,065,783)	(3,849,563)

Total increase (decrease) in net assets	(8,807,393)	2,085,059	(3,610,110)	12,624,812	(10,022,708)	2,467,654
Net Assets:
Beginning of year	54,928,668	52,843,609	90,763,525	78,138,713	75,917,289	73,449,635

End of year	$46,121,275	$54,928,668	$87,153,415	$90,763,525	$65,894,581	$75,917,289

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(1,359,613)	$(1,197,134)	$(801,422)	$(641,226)	$(879,200)	$(760,368)
Net realized gains (losses) from investment transactions	(140,753)	(2,858,963)	3,915,185	(74,388)	(899,370)	(2,701,178)
Net change in unrealized gain (loss) of investments	2,156,724	16,423,131	(8,945,185)	12,703,851	(3,349,231)	17,315,270

Net increase (decrease) in net assets resulting from operations	656,358	12,367,034	(5,831,422)	11,988,237	(5,127,801)	13,853,724

Variable Annuity Activities:
Purchase payments	7,475,426	11,193,849	7,138,631	5,977,247	6,612,384	8,012,786
Surrender benefits	(7,631,193)	(8,315,726)	(4,357,756)	(3,754,988)	(4,612,749)	(5,046,567)
Net transfers	3,663,274	(1,644,980)	1,070,867	(208,654)	(2,240,186)	1,491,129
Payments for supplementary contracts without life contingency	(460)	(1,781)	—	(1,522)	—	—
Payments for supplementary contracts with life contingency	(644)	(2,303)	—	—	—	—
Contract administration charges	(701,295)	(494,062)	(399,063)	(269,560)	(382,688)	(259,761)
Annuity benefits	(956,685)	(848,161)	(383,629)	(245,859)	(408,425)	(186,093)

Net increase (decrease) in net assets resulting from variable annuity activities	1,848,423	(113,164)	3,069,050	1,496,664	(1,031,664)	4,011,494

Total increase (decrease) in net assets	2,504,781	12,253,870	(2,762,372)	13,484,901	(6,159,465)	17,865,218
Net Assets:
Beginning of year	105,821,770	93,567,900	60,421,698	46,936,797	72,484,030	54,618,812

End of year	$108,326,551	$105,821,770	$57,659,326	$60,421,698	$66,324,565	$72,484,030

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(394,198)	$(347,405)	$(134,964)	$(97,868)	$(157,472)	$(90,406)
Net realized gains (losses) from investment transactions	(1,063,054)	(1,871,778)	595,454	1,004,574	1,045,550	867,647
Net change in unrealized gain (loss) of investments	121,092	8,364,230	(1,138,606)	627,042	(1,921,879)	813,891

Net increase (decrease) in net assets resulting from operations	(1,336,160)	6,145,047	(678,116)	1,533,748	(1,033,801)	1,591,132

Variable Annuity Activities:
Purchase payments	1,784,598	2,432,401	2,089,489	2,064,522	2,776,886	2,510,027
Surrender benefits	(2,116,216)	(1,706,860)	(460,180)	(393,451)	(463,862)	(443,204)
Net transfers	(257,123)	(640,430)	(224,505)	454,428	1,240,008	2,162,508
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(205,341)	(154,769)	(89,926)	(48,106)	(102,732)	(46,426)
Annuity benefits	(188,638)	(177,464)	(8,508)	(9,639)	(60,399)	—

Net increase (decrease) in net assets resulting from variable annuity activities	(982,720)	(247,122)	1,306,370	2,067,754	3,389,901	4,182,905

Total increase (decrease) in net assets	(2,318,880)	5,897,925	628,254	3,601,502	2,356,100	5,774,037
Net Assets:
Beginning of year	31,645,591	25,747,666	10,322,531	6,721,029	10,675,995	4,901,958

End of year	$29,326,711	$31,645,591	$10,950,785	$10,322,531	$13,032,095	$10,675,995

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(611,776)	$(536,266)	$(1,226,985)	$(1,062,021)	$(184,978)	$(99,788)
Net realized gains (losses) from investment transactions	689,442	(1,539,764)	(1,580,041)	(3,241,588)	904,509	512,886
Net change in unrealized gain (loss) of investments	(5,943,488)	8,997,340	2,739,593	24,203,456	(1,617,394)	1,726,155

Net increase (decrease) in net assets resulting from operations	(5,865,822)	6,921,310	(67,433)	19,899,847	(897,863)	2,139,253

Variable Annuity Activities:
Purchase payments	4,090,882	4,499,255	10,486,056	9,328,912	2,899,804	3,172,718
Surrender benefits	(3,395,343)	(3,181,471)	(7,565,072)	(6,937,061)	(432,034)	(253,467)
Net transfers	814,454	1,100,938	(1,728,298)	(1,367,134)	2,477,056	2,694,670
Payments for supplementary contracts without life contingency	—	—	—	(1,494)	—	—
Payments for supplementary contracts with life contingency	—	—	(22,349)	(18,580)	—	—
Contract administration charges	(212,421)	(148,341)	(536,289)	(391,649)	(143,256)	(62,553)
Annuity benefits	(303,643)	(112,765)	(687,397)	(530,464)	—	(33,074)

Net increase (decrease) in net assets resulting from variable annuity activities	993,929	2,157,616	(53,349)	82,530	4,801,570	5,518,294

Total increase (decrease) in net assets	(4,871,893)	9,078,926	(120,782)	19,982,377	3,903,707	7,657,547
Net Assets:
Beginning of year	48,916,016	39,837,090	99,107,659	79,125,282	12,093,801	4,436,254

End of year	$44,044,123	$48,916,016	$98,986,877	$99,107,659	$15,997,508	$12,093,801

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(300,836)	$(192,000)	$(2,286,249)	$(2,063,823)	$(1,145,772)	$(960,038)
Net realized gains (losses) from investment transactions	338,557	673,920	(8,273,982)	(7,030,800)	4,597,156	(23,834)
Net change in unrealized gain (loss) of investments	(3,715,143)	926,787	10,217,526	24,521,256	(22,696,138)	14,154,308

Net increase (decrease) in net assets resulting from operations	(3,677,422)	1,408,707	(342,705)	15,426,633	(19,244,754)	13,170,436

Variable Annuity Activities:
Purchase payments	4,212,813	6,466,212	11,717,609	18,087,090	12,697,872	17,337,905
Surrender benefits	(541,880)	(490,400)	(11,968,588)	(11,250,779)	(4,928,215)	(5,790,042)
Net transfers	2,435,589	4,833,957	(5,360,253)	3,512,411	(2,751,734)	5,591,227
Payments for supplementary contracts without life contingency	—	—	—	(1,883)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(252,504)	(118,325)	(1,154,135)	(854,886)	(676,413)	(425,733)
Annuity benefits	—	(5,242)	(1,266,296)	(1,195,214)	(438,814)	(267,422)

Net increase (decrease) in net assets resulting from variable annuity activities	5,854,018	10,686,202	(8,031,663)	8,296,739	3,902,696	16,445,935

Total increase (decrease) in net assets	2,176,596	12,094,909	(8,374,368)	23,723,372	(15,342,058)	29,616,371
Net Assets:
Beginning of year	21,513,065	9,418,156	181,544,015	157,820,643	96,392,675	66,776,304

End of year	$23,689,661	$21,513,065	$173,169,647	$181,544,015	$81,050,617	$96,392,675

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Real Estate Securities Fund*		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(626,226)	$(486,546)	$(325,860)	$(225,072)	$(1,584,244)	$(1,041,441)	$(2,654,242)	$(1,871,451)
Net realized gains (losses) from investment transactions	(1,104,860)	(3,371,102)	1,196,305	675,589	7,177,443	2,560,767	8,221,044	1,815,963
Net change in unrealized gain (loss) of investments	4,390,877	12,045,560	(2,194,902)	2,179,327	(10,028,404)	9,950,121	(7,496,987)	17,144,676

Net increase (decrease) in net assets resulting from operations	2,659,791	8,187,912	(1,324,457)	2,629,844	(4,435,205)	11,469,447	(1,930,185)	17,089,188

Variable Annuity Activities:
Purchase payments	6,683,453	6,024,937	5,256,177	5,455,779	26,254,517	30,253,934	31,253,759	54,952,520
Surrender benefits	(2,809,001)	(2,592,325)	(567,719)	(166,324)	(4,116,056)	(1,746,935)	(9,705,079)	(4,060,463)
Net transfers	854,050	1,746,447	892,461	2,402,418	(1,398,608)	16,915,348	5,090,362	30,071,964
Payments for supplementary contracts without life contingency	—	(715)	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(2,768)	(2,439)	—	—	—	—	—	—
Contract administration charges	(350,392)	(223,211)	(247,067)	(139,842)	(1,208,359)	(582,281)	(2,033,042)	(1,034,205)
Annuity benefits	(324,288)	(209,012)	—	—	(190,046)	(1,212,971)	(128,740)	(152,365)

Net increase (decrease) in net assets resulting from variable annuity activities	4,051,054	4,743,682	5,333,852	7,552,031	19,341,448	43,627,095	24,477,260	79,777,451

Total increase (decrease) in net assets	6,710,845	12,931,594	4,009,395	10,181,875	14,906,243	55,096,542	22,547,075	96,866,639
Net Assets:
Beginning of year	45,642,352	32,710,758	22,866,625	12,684,750	112,211,068	57,114,526	194,522,208	97,655,569

End of year	$52,353,197	$45,642,352	$26,876,020	$22,866,625	$127,117,311	$112,211,068	$217,069,283	$194,522,208

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		V.I. Capital Appreciation Fund†		High Income Bond Fund II
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(978,852)	$(702,252)	$(653,256)	$(479,911)	$(46)	$(194)	$7,767	$13,657
Net realized gains (losses) from investment transactions	2,800,925	1,760,025	1,539,280	1,715,481	1,465	(2,521)	16,941	42,012
Net change in unrealized gain (loss) of investments	(850,398)	3,536,941	561,045	935,825	(326)	2,709	(19,045)	(32,709)

Net increase (decrease) in net assets resulting from operations	971,675	4,594,714	1,447,069	2,171,395	1,093	(6)	5,663	22,960

Variable Annuity Activities:
Purchase payments	12,197,122	14,538,478	7,403,849	10,399,638	—	—	—	—
Surrender benefits	(4,195,219)	(2,745,306)	(3,698,618)	(2,110,847)	(6,947)	(1,264)	(59,803)	(114,172)
Net transfers	9,088,110	12,162,166	12,704,783	3,386,456	(7,732)	(3,460)	69,364	(20,710)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(715,831)	(407,674)	(423,017)	(238,079)	(8)	(29)	(214)	(379)
Annuity benefits	(809,298)	(735,077)	(86,588)	(104,216)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	15,564,884	22,812,587	15,900,409	11,332,952	(14,687)	(4,753)	9,347	(135,261)

Total increase (decrease) in net assets	16,536,559	27,407,301	17,347,478	13,504,347	(13,594)	(4,759)	15,010	(112,301)
Net Assets:
Beginning of year	69,247,250	41,839,949	44,184,439	30,680,092	13,594	18,353	152,150	264,451

End of year	$85,783,809	$69,247,250	$61,531,917	$44,184,439	$—	$13,594	$167,160	$152,150

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
†	V.I. Capital Appreciation Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Financial Services Fund††		Health Care Fund†††		Russell 2000 1.5x Strategy Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$—	$(77)	$—	$—	$(878)	$(693)
Net realized gains (losses) from investment transactions	—	(48)	—	—	17,450	3,373
Net change in unrealized gain (loss) of investments	—	—	—	—	(13,237)	13,345

Net increase (decrease) in net assets resulting from operations	—	(125)	—	—	3,335	16,025

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(118)	—	—	(22,194)	(8,596)
Net transfers	—	252	—	—	(81,374)	55,140
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	(9)	—	—	(137)	(115)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	125	—	—	(103,705)	46,429

Total increase (decrease) in net assets	—	—	—	—	(100,370)	62,454
Net Assets:
Beginning of year	—	—	—	—	111,504	49,050

End of year	$—	$—	$—	$—	$11,134	$111,504

	Nova Fund		NASDAQ-100 Fund		Technology Fund††††
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(725)	$(1,424)	$(680)	$(960)	$(207)	$(249)
Net realized gains (losses) from investment transactions	(2,353)	58,943	17,258	4,410	3,187	3,791
Net change in unrealized gain (loss) of investments	(6,590)	(41,079)	(12,986)	10,125	(1,611)	(1,388)

Net increase (decrease) in net assets resulting from operations	(9,668)	16,440	3,592	13,575	1,369	2,154

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(19,397)	(50,577)	(27,614)	(26,722)	(22,310)	(17,721)
Net transfers	5,114	(110,027)	88,672	(3)	(24,214)	30,674
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(108)	(224)	(82)	(125)	(25)	(30)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(14,391)	(160,828)	60,976	(26,850)	(46,549)	12,923

Total increase (decrease) in net assets	(24,059)	(144,388)	64,568	(13,275)	(45,180)	15,077
Net Assets:
Beginning of year	43,385	187,773	95,023	108,298	45,180	30,103

End of year	$19,326	$43,385	$159,591	$95,023	$—	$45,180

††	Financial Services Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2011 and 2010 in Account III. However, the fund is an investment option.
††††	Technology Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

28

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Inverse S&P 500 Strategy Fund		Government Long Bond 1.2x Strategy Fund		U.S. Government Money Market Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(14)	$(17)	$63	$218	$(4,042)	$(3,722)
Net realized gains (losses) from investment transactions	(15)	(12)	(1,371)	(4,734)	—	12
Net change in unrealized gain (loss) of investments	(73)	(191)	4,276	3,212	—	—

Net increase (decrease) in net assets resulting from operations	(102)	(220)	2,968	(1,304)	(4,042)	(3,710)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	(1,551)	(66,015)	(47,979)
Net transfers	(1)	(2)	(13,274)	17,374	(7,751)	28,269
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(6)	(7)	(67)	(105)	(725)	(728)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(7)	(9)	(13,341)	15,718	(74,491)	(20,438)

Total increase (decrease) in net assets	(109)	(229)	(10,373)	14,414	(78,533)	(24,148)
Net Assets:
Beginning of year	989	1,218	22,495	8,081	307,115	331,263

End of year	$880	$989	$12,122	$22,495	$228,582	$307,115

	Utilities Fund†††††		Equity Income Portfolio II		International Stock Portfolio
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$—	$431	$75	$148	$(312)	$(5)
Net realized gains (losses) from investment transactions	—	1,552	3,845	11,695	1,377	(8,392)
Net change in unrealized gain (loss) of investments	—	—	(4,708)	(3,520)	(3,107)	12,628

Net increase (decrease) in net assets resulting from operations	—	1,983	(788)	8,323	(2,042)	4,231

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(547)	(19,000)	(19,925)	(8,970)	(9,570)
Net transfers	—	(1,422)	11,468	(20,502)	(45,652)	23,346
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	(14)	(88)	(136)	(68)	(79)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	(1,983)	(7,620)	(40,563)	(54,690)	13,697

Total increase (decrease) in net assets	—	—	(8,408)	(32,240)	(56,732)	17,928
Net Assets:
Beginning of year	—	—	53,951	86,191	70,483	52,555

End of year	$—	$—	$45,543	$53,951	$13,751	$70,483

†††††	Utilities Fund held no assets at December 31, 2011 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

29

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2011

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, and Inflation Protector variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities. The portion of Account III’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2011 and the reported amounts from operations and contract transactions during 2011 and 2010. Actual results could differ significantly with those estimates. The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; AIM Variable Insurance Funds (“AIM”): V.I. Capital Appreciation Fund; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, AIM, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

30

Note 2.    Significant Accounting Policies (continued)

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2011, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$1,162,990
Quality Bond Fund	9,777,046
High Yield Bond Fund	7,093,103
Flexibly Managed Fund	40,336,185
Balanced Fund	821,147
Large Cap Value Fund	1,101,548
Large Core Value Fund	1,038,434
Index 500 Fund	1,838,859
Mid Cap Growth Fund	1,704,902
Mid Cap Value Fund	2,393,082
Mid Core Value Fund	74,517
SMID Cap Growth Fund	1,826,362
SMID Cap Value Fund	1,234,080
Small Cap Growth Fund	1,159,265
Small Cap Value Fund	506,716
Small Cap Index Fund	944,471
Developed International Index Fund	635,746
International Equity Fund	695,735
Emerging Markets Equity Fund	125,105
Real Estate Securities Fund	549,402
Aggressive Allocation Fund	643,278
Moderately Aggressive Allocation Fund	2,939,810
Moderate Allocation Fund	6,799,253
Moderately Conservative Allocation Fund	2,730,520
Conservative Allocation Fund	1,642,537

Consent dividends were utilized by the Penn Series Funds only.

31

Note 2.    Significant Accounting Policies (continued)

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Penn Mutual believes that Account III satisfies the current requirements of the regulations, and it intends that Account III will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

32

Note 2.    Significant Accounting Policies (continued)

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2011:

	Purchases	Sales
Money Market Fund	$114,161,996	$102,198,188
Limited Maturity Bond Fund	30,544,439	21,344,790
Quality Bond Fund	68,922,216	52,355,680
High Yield Bond Fund	23,343,621	16,550,571
Flexibly Managed Fund	166,246,796	118,579,742
Balanced Fund	5,915,797	6,307,498
Large Growth Stock Fund	18,349,920	15,729,273
Large Cap Growth Fund	6,174,181	4,872,209
Large Core Growth Fund	3,705,239	10,108,998
Large Cap Value Fund	13,081,474	12,627,045
Large Core Value Fund	5,549,242	12,508,369
Index 500 Fund	15,079,570	14,586,660
Mid Cap Growth Fund	20,782,674	18,512,856
Mid Cap Value Fund	10,462,918	12,371,284
Mid Core Value Fund	3,792,070	5,167,866
SMID Cap Growth Fund	4,512,720	3,340,888
SMID Cap Value Fund	6,745,840	3,512,905
Small Cap Growth Fund	10,325,214	9,941,410
Small Cap Value Fund	13,731,503	15,008,093
Small Cap Index Fund	7,801,379	3,184,165
Developed International Index Fund	10,171,686	4,617,582
International Equity Fund	16,085,043	26,396,394

33

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Emerging Markets Equity Fund	$22,097,037	$19,337,005
Real Estate Securities Fund	9,723,390	6,296,553
Aggressive Allocation Fund	8,699,432	3,690,399
Moderately Aggressive Allocation Fund	42,757,465	24,995,306
Moderate Allocation Fund	50,135,505	28,304,081
Moderately Conservative Allocation Fund	28,067,110	13,477,756
Conservative Allocation Fund	31,868,388	16,618,855
V.I. Capital Appreciation Fund	10,709	25,442
High Income Bond Fund II	78,743	61,623
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	55,871	160,453
Nova Fund	156,142	171,257
NASDAQ-100 Fund	173,010	112,708
Technology Fund	—	46,756
Inverse S&P 500 Strategy Fund	—	21
Government Long Bond 1.2 x Strategy Fund	191	13,468
U.S. Government Money Market Fund	365,766	444,291
Utilities Fund	—	—
Equity Income Portfolio II	10,506	18,051
International Stock Portfolio	250	55,251

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $68,613,356 and $52,262,135 from Account III for the years ended December 31, 2011 and 2010. These charges include those assessed through a reduction in unit values as well as those assessed through the redemption of units.

Certain product charges are reflected as a reduction in the value of the units held by the policyholder. These are stated as a percentage of the account value as follows:

34

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%

Certain product charges are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charges
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 3 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

35

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2011			December 31, 2010
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	8,410,209	(7,174,261)	8,560,787	5,392,976	(7,103,264)	7,324,838
Limited Maturity Bond Fund	2,069,431	(1,206,472)	7,142,313	2,029,213	(1,354,652)	6,279,354
Quality Bond Fund	3,921,645	(2,340,801)	16,837,645	3,981,654	(1,482,205)	15,256,801
High Yield Bond Fund	1,096,582	(521,051)	4,597,551	1,220,532	(616,071)	4,022,019
Flexibly Managed Fund	7,327,798	(1,609,743)	52,675,864	9,214,414	(1,195,334)	46,957,809
Balanced Fund	387,453	(373,365)	3,756,492	522,338	(437,064)	3,742,404
Large Growth Stock Fund	2,154,298	(1,482,720)	11,560,527	2,445,814	(1,233,426)	10,888,949
Large Cap Growth Fund	516,070	(358,451)	2,408,580	573,109	(431,469)	2,250,960
Large Core Growth Fund	239,475	(846,264)	5,172,242	380,707	(1,034,891)	5,779,031
Large Cap Value Fund	848,667	(421,607)	5,761,980	922,786	(425,529)	5,334,919
Large Core Value Fund	444,160	(1,135,778)	7,644,718	658,401	(1,107,628)	8,336,336
Index 500 Fund	1,103,961	(866,459)	9,445,038	1,390,494	(1,309,178)	9,207,535
Mid Cap Growth	1,491,958	(1,249,242)	5,841,085	1,017,096	(860,676)	5,598,369
Mid Cap Value Fund	467,554	(447,965)	3,480,795	626,780	(353,332)	3,461,206
Mid Core Value Fund	234,003	(284,774)	2,213,502	232,750	(246,932)	2,264,273
SMID Cap Growth Fund	331,931	(220,813)	963,998	574,493	(405,209)	852,880
SMID Cap Value Fund	514,406	(219,704)	1,168,734	545,166	(173,150)	874,032
Small Cap Growth Fund	661,486	(531,483)	3,481,729	955,534	(673,558)	3,351,726
Small Cap Value Fund	538,613	(413,357)	4,076,165	489,092	(416,724)	3,950,908
Small Cap Index Fund	693,775	(244,243)	1,571,097	711,088	(101,419)	1,121,564
Developed International Index Fund	1,041,371	(421,377)	2,873,026	1,457,182	(248,967)	2,253,032
International Equity Fund	720,850	(1,005,577)	9,403,367	1,307,413	(706,446)	9,688,093
Emerging Markets Equity Fund	1,716,125	(1,331,632)	8,776,569	2,985,394	(1,423,779)	8,392,076
Real Estate Securities Fund	493,289	(230,103)	2,838,281	496,142	(196,850)	2,575,095
Aggressive Allocation Fund	797,942	(275,916)	2,760,819	1,002,767	(184,213)	2,238,792
Moderately Aggressive Allocation Fund	3,324,126	(1,591,184)	11,945,878	5,003,895	(660,227)	10,212,937
Moderate Allocation Fund	4,002,926	(1,737,578)	20,556,709	8,583,462	(455,171)	18,291,360
Moderately Conservative Allocation Fund	2,413,481	(954,374)	7,972,110	2,974,695	(703,401)	6,513,002
Conservative Allocation Fund	2,819,311	(1,326,412)	5,624,913	2,221,449	(1,112,449)	4,132,013
V.I. Capital Appreciation Fund	1,153	(2,474)	—	1,346	(2,087)	1,320
High Income Bond Fund II	3,794	(3,283)	9,158	3,740	(11,973)	8,648
Financial Services Fund	—	—	—	6,148	(6,148)	—

36

Note 5.    Accumulation Units (continued)

	December 31, 2011			December 31, 2010
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	4,884	(13,190)	1,104	17,260	(13,482)	9,410
Nova Fund	16,307	(18,857)	2,147	2,394	(21,749)	4,698
NASDAQ-100 Fund	11,869	(7,470)	10,993	3,576	(5,763)	6,594
Technology Fund	—	(3,593)	—	6,291	(5,342)	3,593
Inverse S&P 500 Strategy Fund	—	(1)	182	—	(1)	183
Government Long Bond 1.2x Strategy Fund	—	(957)	602	3,078	(2,127)	1,560
U.S. Government Money Market Fund	37,166	(44,745)	23,460	15,773	(17,807)	31,039
Utilities Fund	—	—	—	3,495	(3,495)	—
Equity Income Portfolio II	838	(1,439)	3,842	3,336	(6,926)	4,442
International Stock Portfolio	—	(3,665)	1,076	3,082	(2,356)	4,742

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.94 to $24.27	8,560,787	$9.77 to $23.97	$98,595,231	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Fund	9.92 to 17.22	7,142,313	9.97 to 17.39	93,891,948	—	1.25 to 1.65	0.57 to 0.97
Quality Bond Fund	9.87 to 36.68	16,837,645	10.69 to 39.89	286,570,584	—	1.25 to 1.65	8.32 to 8.76
High Yield Bond Fund	10.51 to 67.35	4,597,551	10.65 to 68.56	95,196,769	—	1.25 to 1.65	1.39 to 1.80
Flexibly Managed Fund	10.96 to 161.88	52,675,864	11.11 to 164.73	1,364,848,230	—	1.25 to 1.65	1.35 to 1.76
Balanced Fund	10.68 to 10.92	3,756,492	11.09 to 11.38	42,562,623	—	1.25 to 1.65	3.83 to 4.25
Large Growth Stock Fund	6.52 to 44.71	11,560,527	6.33 to 43.47	96,768,806	—	1.25 to 1.65	(3.16) to (2.77)
Large Cap Growth Fund	9.70 to 11.43	2,408,580	8.91 to 10.49	21,612,432	—	1.25 to 1.65	(8.29) to (7.92)
Large Core Growth Fund	9.48 to 11.72	5,172,242	8.87 to 10.95	46,121,275	—	1.25 to 1.65	(6.56) to (6.19)
Large Cap Value Fund	11.32 to 50.88	5,761,980	10.64 to 48.03	87,153,415	—	1.25 to 1.65	(5.98) to (5.61)

37

Note 6.    Financial Highlights (continued)

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Core Value Fund	$9.09 to $11.01	7,644,718	$8.58 to $10.38	$65,894,581	—	1.25 to 1.65	(5.75) to (5.38)
Index 500 Fund	10.54 to 16.50	9,445,038	10.57 to 16.59	108,326,551	—	1.25 to 1.65	0.10 to 0.50
Mid Cap Growth Fund	8.75 to 19.04	5,841,085	7.96 to 17.34	57,659,326	—	1.25 to 1.65	(9.28) to (8.92)
Mid Cap Value Fund	11.68 to 26.87	3,480,795	10.77 to 24.87	66,324,565	—	1.25 to 1.65	(7.81) to (7.44)
Mid Core Value Fund	11.79 to 14.15	2,213,502	11.19 to 13.48	29,326,711	—	1.25 to 1.65	(5.11) to (4.73)
SMID Cap Growth Fund	11.94 to 12.15	963,998	11.19 to 11.43	10,950,785	—	1.25 to 1.65	(6.27) to (5.90)
SMID Cap Value Fund	11.74 to 12.26	1,168,734	10.72 to 11.24	13,032,095	—	1.25 to 1.65	(8.68) to (8.32)
Small Cap Growth Fund	8.94 to 27.26	3,481,729	7.83 to 23.93	44,044,123	—	1.25 to 1.65	(12.56) to (12.21)
Small Cap Value Fund	11.83 to 36.68	4,076,165	11.74 to 36.54	98,986,877	—	1.25 to 1.65	(0.78) to (0.38)
Small Cap Index Fund	10.77 to 12.07	1,571,097	10.14 to 11.34	15,997,508	—	1.25 to 1.65	(6.07) to (5.70)
Developed International Index Fund	9.54 to 10.89	2,873,026	8.22 to 9.36	23,689,661	—	1.25 to 1.65	(14.04) to (13.70)
International Equity Fund	10.88 to 35.27	9,403,367	10.80 to 35.15	173,169,647	—	1.25 to 1.65	(0.74) to (0.34)
Emerging Markets Equity Fund	11.45 to 11.52	8,776,569	9.18 to 9.28	81,050,617	—	1.25 to 1.65	(19.78) to (19.46)
Real Estate Securities Fund(a)	10.73 to 17.96	2,838,281	11.30 to 18.99	52,353,197	—	1.25 to 1.65	5.29 to 5.71
Aggressive Allocation Fund	10.20 to 11.25	2,760,819	9.69 to 10.66	26,876,020	—	1.25 to 1.65	(5.23) to (4.85)
Moderately Aggressive Allocation Fund	10.98 to 11.05	11,945,878	10.62 to 10.69	127,117,311	—	1.25 to 1.65	(3.40) to (3.01)
Moderate Allocation Fund	10.62 to 10.77	20,556,709	10.54 to 10.66	217,069,283	—	1.25 to 1.65	(0.99) to (0.60)
Moderately Conservative Allocation Fund	10.48 to 10.67	7,972,110	10.58 to 10.83	85,783,809	—	1.25 to 1.65	1.04 to 1.45
Conservative Allocation Fund	10.19 to 10.74	5,624,913	10.42 to 11.02	61,531,917	—	1.25 to 1.65	2.23 to 2.63
V.I. Capital Appreciation Fund	10.12 to 10.30	—	9.17 to 9.35	—	0.35	1.25 to 1.65	(9.17) to (9.35)
High Income Bond Fund II	17.47 to 17.77	9,158	18.08 to 18.43	167,160	8.08	1.25 to 1.65	3.50 to 3.71
Financial Services Fund	7.38 to 7.50	—	6.18 to 6.30	—	—	1.25 to 1.65	(16.27) to (16.11)
Health Care Fund	12.70 to 12.92	—	13.09 to 13.34	—	—	1.25 to 1.65	3.03 to 3.24
Russell 2000 1.5x Strategy Fund	11.67 to 11.87	1,104	10.09 to 10.28	11,134	—	1.25 to 1.65	(13.58) to (13.40)
Nova Fund	9.08 to 9.24	2,147	8.83 to 9.00	19,326	0.01	1.25 to 1.65	(2.73) to (2.54)
NASDAQ-100 Fund	14.16 to 14.41	10,993	14.24 to 14.52	159,591	—	1.25 to 1.65	0.55 to 0.75
Technology Fund	12.36 to 12.58	—	11.05 to 11.26	—	—	1.25 to 1.65	(10.64) to (10.46)
Inverse S&P 500 Strategy Fund	5.39 to 5.49	182	4.83 to 4.92	880	—	1.25 to 1.65	(10.48) to (10.31)
Government Long Bond 1.2x Strategy Fund	14.17 to 14.42	602	19.74 to 20.12	12,122	1.87	1.25 to 1.65	39.28 to 39.56
U.S. Government Money Market Fund	9.75 to 9.92	23,460	9.60 to 9.79	228,582	—	1.25 to 1.65	(1.58) to (1.38)
Utilities Fund	11.83 to 12.04	—	13.54 to 13.81	—	—	1.25 to 1.65	14.45 to 14.68
Equity Income Portfolio II	12.10 to 12.15	3,842	11.79 to 11.85	45,543	1.42	1.25 to 1.65	(2.59) to (2.39)
International Stock Portfolio	14.61 to 14.86	1,076	12.53 to 12.78	13,751	0.56	1.25 to 1.65	(14.22) to (14.04)

38

Note 6.    Financial Highlights (continued)

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.73 to $24.57	7,324,838	$9.94 to $24.27	$86,626,701	0.01	1.25 to 1.60	(1.43) to (0.24)
Limited Maturity Fund	11.88 to 16.81	6,279,354	9.92 to 17.22	82,818,379	—	1.25 to 1.60	(1.47) to 2.43
Quality Bond Fund	13.15 to 35.02	15,256,801	9.87 to 36.68	245,021,641	—	1.25 to 1.60	(2.02) to 4.74
High Yield Bond Fund	16.22 to 59.73	4,022,019	10.51 to 67.35	85,794,568	—	1.25 to 1.60	(0.36) to 12.75
Flexibly Managed Fund	17.32 to 143.88	46,957,809	10.96 to 161.88	1,277,856,672	—	1.25 to 1.60	3.23 to 12.51
Balanced Fund	9.87 to 9.90	3,742,404	10.68 to 10.92	40,746,113	—	1.25 to 1.60	0.98 to 10.30
Large Growth Stock Fund	5.66 to 38.76	10,888,949	6.52 to 44.71	95,810,722	—	1.25 to 1.60	1.60 to 15.34
Large Cap Growth Fund	8.75 to 8.89	2,250,960	9.70 to 11.43	21,939,633	—	1.25 to 1.60	3.66 to 11.04
Large Core Growth Fund	8.20 to 8.22	5,779,031	9.48 to 11.72	54,928,668	—	1.25 to 1.60	3.24 to 15.81
Large Cap Value Fund	10.29 to 44.86	5,334,919	11.32 to 50.88	90,763,525	—	1.25 to 1.60	3.85 to 13.42
Large Core Value Fund	$8.35 to $8.37	8,336,336	9.09 to 11.01	75,917,289	—	1.25 to 1.60	3.20 to 9.07
Index 500 Fund	9.31 to 14.56	9,207,535	10.54 to 16.50	105,821,770	—	1.25 to 1.60	2.81 to 13.35
Mid Cap Growth Fund	7.00 to 15.20	5,598,369	8.75 to 19.04	60,421,698	—	1.25 to 1.60	7.26 to 25.27
Mid Cap Value Fund	13.99 to 21.63	3,461,206	11.68 to 26.87	72,484,030	—	1.25 to 1.60	5.28 to 24.21
Mid Core Value Fund	11.25 to 11.43	2,264,273	11.79 to 14.15	31,645,591	—	1.25 to 1.60	6.29 to 23.88
SMID Cap Growth Fund	9.82 to 9.85	852,880	11.94 to 12.15	10,322,531	—	1.25 to 1.60	6.21 to 23.30
SMID Cap Value Fund	9.76 to 9.78	874,032	11.74 to 12.26	10,675,995	—	1.25 to 1.60	5.65 to 25.29
Small Cap Growth Fund	7.62 to 23.17	3,351,726	8.94 to 27.26	48,916,016	—	1.25 to 1.60	5.44 to 17.65
Small Cap Value Fund	15.64 to 29.30	3,950,908	11.83 to 36.68	99,107,659	—	1.25 to 1.60	6.24 to 25.16
Small Cap Index Fund	8.66 to 8.69	1,121,564	10.77 to 12.07	12,093,801	—	1.25 to 1.60	6.28 to 24.63
Developed International Index Fund	9.01 to 9.03	2,253,032	9.54 to 10.89	21,513,065	—	1.25 to 1.60	(0.74) to 6.10
International Equity Fund	14.54 to 32.15	9,688,093	10.88 to 35.27	181,544,015	—	1.25 to 1.60	(0.97) to 9.70
Emerging Markets Equity Fund	9.77 to 9.79	8,392,076	11.45 to 11.52	96,392,675	—	1.25 to 1.60	(1.24) to 17.68
REIT Fund(a)	14.31 to 14.53	2,575,095	10.73 to 17.96	45,642,352	—	1.25 to 1.60	(1.87) to 23.59
Aggressive Allocation Fund	8.93 to 8.95	2,238,792	10.20 to 11.25	22,866,625	—	1.25 to 1.60	2.42 to 14.52
Moderately Aggressive Allocation Fund	9.72 to 9.75	10,212,937	10.98 to 11.05	112,211,068	—	1.25 to 1.60	1.77 to 13.08
Moderate Allocation Fund	9.60 to 9.63	18,291,360	10.62 to 10.77	194,522,208	—	1.25 to 1.60	1.08 to 10.85
Moderately Conservative Allocation Fund	9.86 to 9.88	6,513,002	10.48 to 10.67	69,247,250	—	1.25 to 1.60	0.23 to 7.97
Conservative Allocation Fund	10.14 to 10.17	4,132,013	10.19 to 10.74	44,184,439	—	1.25 to 1.60	(0.61) to 5.56
V.I. Capital Appreciation Fund	8.90 to 9.04	1,320	10.12 to 10.30	13,594	—	1.25 to 1.60	13.66 to 13.88
High Income Bond Fund II	15.47 to 15.71	8,648	17.47 to 17.77	152,150	8.72	1.25 to 1.60	12.91 to 13.14
Financial Services Fund	6.55 to 6.65	—	7.38 to 7.50	—	—	1.25 to 1.60	12.55 to 12.77
Health Care Fund	12.09 to 12.27	—	12.70 to 12.92	—	—	1.25 to 1.60	5.07 to 5.28
Russell 2000 1.5x Strategy Fund	8.60 to 8.73	9,410	11.67 to 11.87	111,504	—	1.25 to 1.60	35.66 to 35.93

39

Note 6.    Financial Highlights (continued)

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Nova Fund	$7.69 to $7.81	4,698	$9.08 to $9.24	$43,385	0.20	1.25 to 1.60	18.06 to 18.30
NASDAQ-100 Fund	12.15 to 12.33	6,594	14.16 to 14.41	95,023	—	1.25 to 1.60	16.61 to 16.84
Technology Fund	11.21 to 11.38	3,593	12.36 to 12.58	45,180	—	1.25 to 1.60	10.26 to 10.48
Inverse S&P 500 Strategy Fund	6.60 to 6.70	183	5.39 to 5.49	989	—	1.25 to 1.60	(18.28) to (18.11)
Government Long Bond 1.2x Strategy Fund	13.08 to 13.28	1,560	14.17 to 14.42	22,495	1.98	1.25 to 1.60	8.40 to 8.61
U.S. Government Money Market Fund	9.91 to 10.06	31,039	9.75 to 9.92	307,115	0.01	1.25 to 1.60	(1.57) to (1.38)
Utilities Fund	11.25 to 11.42	—	11.83 to 12.04	—	6.02	1.25 to 1.60	5.19 to 5.40
Equity Income Portfolio II	10.72 to 10.73	4,442	12.10 to 12.15	53,951	1.46	1.25 to 1.60	12.92 to 13.15
International Stock Portfolio	12.97 to 13.17	4,742	14.61 to 14.86	70,483	1.30	1.25 to 1.60	12.64 to 12.87

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.84 to $24.77	9,035,127	$10.73 to $24.57	$109,286,177	0.48	1.25 to 1.60	(1.01) to (0.81)
Limited Maturity Fund	11.83 to 16.71	5,604,794	11.88 to 16.81	72,785,202	—	1.25 to 1.60	0.43 to 0.63
Quality Bond Fund	12.59 to 33.45	12,757,352	13.15 to 35.02	198,745,029	0.02	1.25 to 1.60	4.49 to 4.70
High Yield Bond Fund	11.24 to 41.30	3,417,558	16.22 to 59.73	67,164,643	—	1.25 to 1.60	44.34 to 44.63
Flexibly Managed Fund	13.22 to 109.61	38,938,729	17.32 to 143.88	996,832,358	0.02	1.25 to 1.60	31.01 to 31.27
Balanced Fund	8.48 to 8.49	3,657,130	9.87 to 9.90	36,145,800	—	1.25 to 1.60	16.37 to 16.60
Large Growth Stock Fund	4.02 to 27.46	9,676,561	5.66 to 38.76	77,138,621	0.01	1.25 to 1.60	40.88 to 41.16
Large Cap Growth Fund	6.46 to 6.54	2,109,320	8.75 to 8.89	18,541,373	—	1.25 to 1.60	35.56 to 35.83
Large Core Growth Fund	6.12 to 6.13	6,433,215	8.20 to 8.22	52,843,609	0.05	1.25 to 1.60	33.93 to 34.20
Large Cap Value Fund	7.81 to 34.00	4,837,663	10.29 to 44.86	78,138,713	—	1.25 to 1.60	31.69 to 31.96
Large Core Value Fund	7.26	8,785,563	8.35 to 8.37	73,449,635	—	1.25 to 1.60	15.08 to 15.31
Index 500 Fund	7.49 to 11.69	9,126,219	9.31 to 14.56	93,567,900	—	1.25 to 1.60	24.30 to 24.55
Mid Cap Growth Fund	4.80 to 10.41	5,441,949	7.00 to 15.20	46,936,797	—	1.25 to 1.60	45.66 to 45.95
Mid Cap Value Fund	9.66 to 14.90	3,187,758	13.99 to 21.63	54,618,812	—	1.25 to 1.60	44.87 to 45.16
Mid Core Value Fund	9.06 to 9.18	2,278,455	11.25 to 11.43	25,747,666	—	1.25 to 1.60	24.21 to 24.46
SMID Cap Growth Fund	6.47	683,596	9.82 to 9.85	6,721,029	—	1.25 to 1.60	51.94 to 52.24
SMID Cap Value Fund	6.80 to 6.81	502,017	9.76 to 9.78	4,901,958	—	1.25 to 1.60	43.49 to 43.78
Small Cap Growth Fund	4.87 to 14.79	3,069,750	7.62 to 23.17	39,837,090	—	1.25 to 1.60	56.36 to 56.68
Small Cap Value Fund	12.50 to 23.38	3,878,540	15.64 to 29.30	79,125,282	—	1.25 to 1.60	25.10 to 25.35
Small Cap Index Fund	6.97	511,896	8.66 to 8.69	4,436,254	—	1.25 to 1.60	24.33 to 24.58

40

Note 6.    Financial Highlights (continued)

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Developed International Index Fund	$7.11 to $7.12	1,044,817	$9.01 to $9.03	$9,418,156	0.01	1.25 to 1.60	26.67 to 26.93
International Equity Fund	12.11 to 26.74	9,087,126	14.54 to 32.15	157,820,643	1.19	1.25 to 1.60	19.99 to 20.23
Emerging Markets Equity Fund	5.98 to 5.99	6,830,461	9.77 to 9.79	66,776,304	0.02	1.25 to 1.60	63.25 to 63.58
REIT Fund(a)	11.47 to 11.63	2,275,802	14.31 to 14.53	32,710,758	—	1.25 to 1.60	24.72 to 24.97
Aggressive Allocation Fund	7.02 to 7.03	1,420,238	8.93 to 8.95	12,684,750	—	1.25 to 1.60	27.08 to 27.34
Moderately Aggressive Allocation Fund	7.75 to 7.76	5,869,269	9.72 to 9.75	57,114,526	—	1.25 to 1.60	25.42 to 25.67
Moderate Allocation Fund	8.08 to 8.09	10,163,070	9.60 to 9.63	97,655,569	—	1.25 to 1.60	18.84 to 19.08
Moderately Conservative Allocation Fund	8.61	4,241,709	9.86 to 9.88	41,839,949	—	1.25 to 1.60	14.52 to 14.75
Conservative Allocation Fund	9.29	3,022,950	10.14 to 10.17	30,680,092	—	1.25 to 1.60	9.20 to 9.42
V.I. Capital Appreciation Fund	7.47 to 7.57	2,061	8.90 to 9.04	18,353	0.32	1.25 to 1.60	19.16 to 19.40
High Income Bond Fund II	10.28 to 10.42	16,881	15.47 to 15.71	264,451	10.57	1.25 to 1.60	50.43 to 50.73
Financial Services Fund	5.56 to 5.64	—	6.55 to 6.65	—	—	1.25 to 1.60	17.78 to 18.02
Health Care Fund	9.85 to 9.98	—	12.09 to 12.27	—	—	1.25 to 1.60	22.67 to 22.91
Russell 2000 1.5x Strategy Fund	6.56 to 6.64	5,632	8.60 to 8.73	49,050	—	1.25 to 1.60	31.19 to 31.46
Nova Fund	5.77 to 5.84	24,053	7.69 to 7.81	187,773	1.07	1.25 to 1.60	33.36 to 33.62
NASDAQ-100 Fund	8.12 to 8.23	8,781	12.15 to 12.33	108,298	—	1.25 to 1.60	49.59 to 49.89
Technology Fund	7.32 to 7.42	2,645	11.21 to 11.38	30,103	—	1.25 to 1.60	53.13 to 53.44
Inverse S&P 500 Strategy Fund	9.26 to 9.38	184	6.60 to 6.70	1,218	—	1.25 to 1.60	(28.70) to (28.56)
Government Long Bond 1.2x Strategy Fund	19.41 to 19.67	609	13.08 to 13.28	8,081	1.72	1.25 to 1.60	(32.63) to (32.50)
U.S. Government Money Market	10.07 to 10.20	33,074	9.91 to 10.06	331,263	0.02	1.25 to 1.60	(1.54) to (1.34)
Fund
Utilities Fund	10.05 to 10.18	—	11.25 to 11.42	—	—	1.25 to 1.60	11.99 to 12.21
Equity Income Portfolio II	8.69 to 8.70	8,033	10.72 to 10.73	86,191	1.70	1.25 to 1.60	23.26 to 23.51
International Stock Portfolio	8.65 to 8.76	4,017	12.97 to 13.17	52,555	1.98	1.25 to 1.60	49.97 to 50.27

	January 1, 2008	December 31, 2008			For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.72 to $24.43	12,832,292	$10.84 to $24.77	$154,896,272	2.53	1.25 to 1.60	1.19 to 1.39
Limited Maturity Fund	11.42 to 16.11	4,547,933	11.83 to 16.71	57,523,032	3.65	1.25 to 1.60	3.52 to 3.73
Quality Bond Fund	12.15 to 32.23	9,549,319	12.59 to 33.45	142,182,138	4.67	1.25 to 1.60	3.58 to 3.79
High Yield Bond Fund	15.00 to 55.01	2,465,094	11.24 to 41.30	36,501,137	9.28	1.25 to 1.60	(25.07) to (24.92)
Flexibly Managed Fund	18.58 to 153.79	33,755,607	13.22 to 109.61	705,652,970	2.67	1.25 to 1.60	(28.87) to (28.73)

41

Note 6.    Financial Highlights (continued)

	January 1, 2008	December 31, 2008			For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Balanced Fund	$— to $—	3,766,147	$8.48 to $8.49	$31,960,223	3.47	1.25 to 1.60	(15.17) to (15.11)
Large Growth Stock Fund(b)	7.01 to 47.83	8,090,681	4.02 to 27.46	50,174,060	0.22	1.25 to 1.60	(42.71) to (42.59)
Large Cap Growth Fund	11.66 to 11.79	1,580,988	6.46 to 6.54	10,462,800	0.36	1.25 to 1.60	(44.63) to (44.52)
Large Core Growth Fund	— to —	6,816,118	6.12 to 6.13	41,753,975	0.19	1.25 to 1.60	(38.76) to (38.72)
Large Cap Value Fund	14.31 to 62.16	4,466,424	7.81 to 34.00	60,306,101	1.63	1.25 to 1.60	(45.42) to (45.31)
Large Core Value Fund	— to —	8,471,225	7.26	61,494,513	0.86	1.25 to 1.60	(27.42) to (27.37)
Index 500 Fund	11.88 to 18.52	8,379,691	7.49 to 11.69	71,532,984	2.15	1.25 to 1.60	(37.00) to (36.87)
Mid Cap Growth Fund	9.52 to 20.62	4,993,482	4.80 to 10.41	30,867,449	0.00	1.25 to 1.60	(49.61) to (49.51)
Mid Cap Value Fund	18.58 to 28.61	2,852,530	9.66 to 14.90	35,183,646	0.91	1.25 to 1.60	(48.03) to (47.92)
Mid Core Value Fund(c)	15.04 to 15.21	2,158,159	9.06 to 9.18	19,985,689	1.73	1.25 to 1.60	(39.77) to (39.65)
SMID Cap Growth Fund	— to —	69,996	6.47	452,660	0.00	1.25 to 1.60	(35.33) to (35.29)
SMID Cap Value Fund	— to —	51,968	6.80 to 6.81	353,465	1.14	1.25 to 1.60	(31.99) to (31.94)
Small Cap Growth Fund	9.89 to 29.98	2,519,204	4.87 to 14.79	23,076,748	0.00	1.25 to 1.60	(50.77) to (50.67)
Small Cap Value Fund	17.41 to 32.49	3,680,128	12.50 to 23.38	62,928,138	0.84	1.25 to 1.60	(28.20) to (28.06)
Small Cap Index Fund	— to —	33,732	6.97	235,068	1.50	1.25 to 1.60	(30.32) to (30.27)
Developed International Index Fund	— to —	37,901	7.11 to 7.12	269,637	1.06	1.25 to 1.60	(28.86) to (28.81)
International Equity Fund	20.91 to 46.12	8,475,046	12.11 to 26.74	124,766,551	2.27	1.25 to 1.60	(42.13) to (42.01)
Emerging Markets Equity Fund	— to —	5,307,546	5.98 to 5.99	31,763,014	0.32	1.25 to 1.60	(39.74) to (39.70)
REIT Fund(a)	19.21 to 19.43	1,720,049	11.47 to 11.63	22,102,876	3.65	1.25 to 1.60	(40.26) to (40.14)
Aggressive Allocation Fund	— to —	127,402	7.02 to 7.03	895,037	3.71	1.25 to 1.60	(29.74) to (29.69)
Moderately Aggressive Allocation Fund	— to —	1,351,896	7.75 to 7.76	10,479,520	5.42	1.25 to 1.60	(22.45) to (22.40)
Moderate Allocation Fund	— to —	1,496,309	8.08 to 8.09	12,080,538	5.22	1.25 to 1.60	(19.19) to (19.13)
Moderately Conservative Allocation Fund	— to —	884,887	8.61	7,619,861	4.42	1.25 to 1.60	(13.91) to (13.85)
Conservative Allocation Fund	— to —	825,911	9.29	7,676,010	5.09	1.25 to 1.60	(7.11) to (7.05)
V.I. Capital Appreciation Fund	13.20 to 13.35	6,192	7.47 to 7.57	44,981	0.00	1.25 to 1.60	(43.41) to (43.29)
High Income Bond Fund II	14.12 to 14.28	8,057	10.28 to 10.42	70,101	9.07	1.25 to 1.60	(27.17) to (27.02)
Financial Services Fund	10.88 to 11.01	2,849	5.56 to 5.64	16,016	0.00	1.25 to 1.60	(48.87) to (48.77)
Health Care Fund	13.32 to 13.47	566	9.85 to 9.98	5,577	0.00	1.25 to 1.60	(26.05) to (25.90)
Russell 2000 1.5x Strategy Fund(d)	13.70 to 13.86	8,494	6.56 to 6.64	56,270	0.13	1.25 to 1.60	(52.14) to (52.04)
Nova Fund	12.87 to 13.01	6,292	5.77 to 5.84	35,428	0.15	1.25 to 1.60	(55.20) to (55.11)
NASDAQ-100 Fund(e)	14.21 to 14.37	2,605	8.12 to 8.23	21,437	0.06	1.25 to 1.60	(42.84) to (42.72)
Technology Fund	13.63 to 13.78	483	7.32 to 7.42	3,538	0.00	1.25 to 1.60	(46.28) to (46.17)
Inverse S&P 500 Strategy Fund(f)	6.75 to 6.83	185	9.26 to 9.38	1,716	0.00	1.25 to 1.60	37.04 to 37.31

42

Note 6.    Financial Highlights (continued)

	January 1, 2008	December 31, 2008			For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Government Long Bond 1.2x Strategy Fund(g)	$13.61 to $13.77	17,244	$19.41 to $19.67	$337,647	2.59	1.25 to 1.60	42.57 to 42.86
U.S. Government Money Market Fund	10.11 to 10.23	53,713	10.07 to 10.20	565,504	1.18	1.25 to 1.60	(0.46) to (0.26)
Utilities Fund	14.50 to 14.66	3,456	10.05 to 10.18	33,742	0.28	1.25 to 1.60	(30.69) to (30.55)
Equity Income Portfolio II	13.83 to 13.86	18,679	8.69 to 8.70	160,648	2.00	1.25 to 1.60	(37.28) to (37.15)
International Stock Portfolio	17.13 to 17.33	7,643	8.65 to 8.76	66,766	1.47	1.25 to 1.60	(49.52) to (49.42)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.36 to $23.57	3,901,826	$10.72 to $24.43	$51,354,071	4.86	1.25 to 1.60	3.45 to 3.66
Limited Maturity Fund	11.02 to 15.50	3,508,136	11.42 to 16.11	45,194,177	4.42	1.25 to 1.60	3.70 to 3.91
Quality Bond Fund	11.59 to 30.69	8,590,864	12.15 to 32.23	132,385,772	4.65	1.25 to 1.60	4.79 to 5.01
High Yield Bond Fund	14.69 to 53.79	2,831,170	15.00 to 55.01	57,411,937	6.99	1.25 to 1.60	2.07 to 2.28
Flexibly Managed Fund	18.05 to 149.07	34,300,679	18.58 to 153.79	1,065,431,617	2.28	1.25 to 1.60	2.96 to 3.17
Growth Stock Fund(b)	6.51 to 44.38	7,312,861	7.01 to 47.83	83,301,815	0.42	1.25 to 1.60	7.58 to 7.79
Large Cap Value Fund	14.00 to 60.68	5,112,126	14.31 to 62.16	128,370,422	1.39	1.25 to 1.60	2.23 to 2.44
Large Cap Growth Fund	11.30 to 11.40	1,669,063	11.66 to 11.79	19,541,666	0.54	1.25 to 1.60	3.20 to 3.41
Mid Cap Growth Fund	7.72 to 16.69	5,183,228	9.52 to 20.62	61,688,459	—	1.25 to 1.60	23.34 to 23.59
Mid Cap Value Fund	18.17 to 27.92	3,184,444	18.58 to 28.61	74,757,634	1.14	1.25 to 1.60	2.26 to 2.47
Strategic Value Fund(c)	15.13 to 15.27	2,115,433	15.04 to 15.21	31,945,966	0.57	1.25 to 1.60	(0.61) to (0.41)
Small Cap Growth Fund	9.32 to 28.18	2,626,239	9.89 to 29.98	48,541,418	—	1.25 to 1.60	6.16 to 6.37
Small Cap Value Fund	18.66 to 34.75	4,214,748	17.41 to 32.49	99,345,688	0.70	1.25 to 1.60	(6.67) to (6.48)
International Equity Fund	17.67 to 38.90	8,181,917	20.91 to 46.12	216,189,483	0.58	1.25 to 1.60	18.32 to 18.55
REIT Fund(a)	23.73 to 23.95	1,877,416	19.21 to 19.43	36,208,851	2.59	1.25 to 1.60	(19.06) to (18.90)
Balanced Portfolio	12.12 to 21.91	1,782,930	13.81 to 25.01	30,878,857	1.18	1.25 to 1.60	13.93 to 14.16
Equity Income Portfolio	14.53 to 28.58	5,969,691	14.54 to 28.65	107,982,474	1.86	1.25 to 1.60	0.06 to 0.26
Growth Portfolio	9.78 to 23.27	5,148,583	12.24 to 29.17	93,240,992	0.85	1.25 to 1.60	25.13 to 25.38
Asset Manager Portfolio	11.63 to 20.07	1,037,627	13.24 to 22.89	16,599,646	6.20	1.25 to 1.60	13.83 to 14.06
Emerging Markets Equity (Int’l) Portfolio	20.86 to 30.16	2,267,310	28.93 to 41.79	84,098,704	0.42	1.25 to 1.60	38.42 to 38.70
V.I. Capital Appreciation Fund	11.98 to 12.09	9,588	13.20 to 13.35	127,219	—	1.25 to 1.60	10.23 to 10.45
High Income Bond Fund II	13.87 to 14.00	29,509	14.12 to 14.28	418,770	7.15	1.25 to 1.60	1.78 to 1.98
Financial Services Fund	13.62 to 13.75	3,092	10.88 to 11.01	33,948	1.79	1.25 to 1.60	(20.10) to (19.94)

43

Note 6.    Financial Highlights (continued)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Health Care Fund	$12.77 to $12.89	2,304	$13.32 to $13.47	$30,907	—	1.25 to 1.60	4.33 to 4.54
Russell 2000 Advantage Fund(d)	14.93 to 15.07	11,739	13.70 to 13.86	162,200	1.50	1.25 to 1.60	(8.23) to (8.04)
Nova Fund	12.93 to 13.05	15,123	12.87 to 13.01	196,469	0.58	1.25 to 1.60	(0.49) to (0.29)
OTC Fund(e)	12.25 to 12.37	19,242	14.21 to 14.37	276,354	0.11	1.25 to 1.60	15.94 to 16.18
Technology Fund	12.55 to 12.66	628	13.63 to 13.78	8,557	—	1.25 to 1.60	8.62 to 8.84
Inverse S&P 500 Index Fund(f)	6.87 to 6.87	—	6.75 to 6.83	—	—	1.25 to 1.60	(0.78) to (0.58)
Government Long Bond Advantage Fund(g)	12.60 to 12.72	11,715	13.61 to 13.77	160,714	3.61	1.25 to 1.60	8.03 to 8.25
U.S. Government Money Market Fund	9.89 to 9.98	58,420	10.11 to 10.23	593,318	3.85	1.25 to 1.60	2.23 to 2.44
Utilities Fund	13.05 to 13.17	6,352	14.50 to 14.66	92,794	1.86	1.25 to 1.60	11.06 to 11.29
Equity Income Portfolio II	13.61 to 13.67	25,020	13.83 to 13.86	346,217	1.53	1.25 to 1.60	1.39 to 1.59
International Stock Portfolio	15.40 to 15.55	14,050	17.13 to 17.33	242,885	1.74	1.25 to 1.60	11.23 to 11.45

(a)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
(b)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(c)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.
(d)	Prior to April 1, 2008, Russell 2000 1.5x Strategy Fund was named Russell 2000 Advantage Fund.
(e)	Prior to April 1, 2008, NASDAQ-100 Fund was named OTC Fund.
(f)	Prior to April 1, 2008, Inverse S&P 500 Strategy Fund was named Inverse S&P 500 Index Fund.
(g)	Prior to April 1, 2008, Government Long Bond 1.2x Strategy Fund was named Government Long Bond Advantage Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

44

Note 7.    Subsequent Events

Management has evaluated the impact of all subsequent events on Account III through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

45

PM5699 5/12

`	PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 www.pwc.com

Report of Independent Auditors

To the Board of Trustees

The Penn Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in equity, and cash flow present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the “Company”) at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flow for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

February 10, 2012

(In Thousands)

Consolidated Balance Sheets

December 31,	2011	2010

ASSETS
Investments:
Debt securities, at fair value:
Available for sale	$8,656,600	$7,256,855
Trading	123,755	185,348
Equity securities, at fair value	11,363	13,015
Real estate, net of accumulated depreciation	13,438	14,153
Policy loans	707,956	703,337
Short-term investments	29,751	29,105
Alternative assets	303,139	292,121
Other invested assets	182,803	103,693

TOTAL INVESTMENTS	10,028,805	8,597,627

Cash	133,412	70,603
Investment income due and accrued	109,545	92,663
Deferred acquisition costs	729,043	818,602
Amounts recoverable from reinsurers	334,159	322,183
Broker/dealer receivables	1,783,994	1,789,452
Goodwill	49,602	50,026
Other assets	465,106	469,261
Separate account assets	4,640,495	4,532,892

TOTAL ASSETS	$18,274,161	$16,743,309

LIABILITIES AND EQUITY
Liabilities:
Reserves for future policy benefits	$3,002,706	$2,793,688
Other policyholder funds	4,653,547	4,104,881
Policyholders’ dividends payable	15,691	15,130
Broker/dealer payables	1,697,997	1,692,578
Accrued income taxes	509,082	291,497
Debt	439,020	520,522
Other liabilities	594,039	470,247
Separate account liabilities	4,640,495	4,532,892

TOTAL LIABILITIES	15,552,577	14,421,435

Equity:
Retained earnings	2,229,897	2,139,206
Accumulated other comprehensive income:
Unrealized appreciation of securities, net	499,394	190,790
Pension liability	(7,707)	(8,122)
Total accumulated other comprehensive income	491,687	182,668

TOTAL EQUITY	2,721,584	2,321,874

TOTAL LIABILITIES AND EQUITY	$18,274,161	$16,743,309

The accompanying notes are an integral part of these consolidated financial statements.

2011 Consolidated GAAP Financial Statements	Page 1

(In Thousands)

Consolidated Statements of Income

Years Ended December 31,	2011	2010	2009

REVENUES
Premium and annuity considerations	$301,395	$253,318	$254,894
Policy fee income	332,257	302,124	297,820
Net investment income	450,826	419,807	369,544
Net investment gains/(losses):
Total other-than-temporary impairment losses	(14,434)	(21,106)	(46,740)
Portion of loss recognized in other comprehensive income	2,608	6,451	19,225
Net other-than-temporary impairment losses recognized in earnings	(11,826)	(14,655)	(27,515)
Other net investment gains	19,031	42,243	13,725
Total net investment gains/(losses)	7,205	27,588	(13,790)
Broker/dealer fees and commissions	532,162	511,343	459,540
Other income	34,432	41,173	37,268

TOTAL REVENUES	1,658,277	1,555,353	1,405,276

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	534,502	511,795	473,013
Policyholder dividends	31,595	30,548	31,563
Increase in reserves for future policy benefits	110,621	70,666	69,870
General expenses	436,718	420,891	414,020
Broker/dealer sales expense	304,798	291,357	259,596
Amortization of deferred acquisition costs	132,025	116,317	125,424

TOTAL BENEFITS AND EXPENSES	1,550,259	1,441,574	1,373,486

INCOME BEFORE INCOME TAXES	108,018	113,779	31,790
Current	(16,567)	(37,416)	2,344
Deferred	33,894	65,872	733

INCOME TAX EXPENSE	17,327	28,456	3,077

NET INCOME	$90,691	$85,323	$28,713

The accompanying notes are an integral part of these consolidated financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Changes in Equity

Years Ended December 31, 2009, 2010, and 2011	Accumulated Other Comprehensive (Loss)/Income	Retained Earnings	Total Equity

BALANCE AT JANUARY 1, 2009	$(279,183)	$2,020,550	$1,741,367

Net income for 2009	—	28,713	28,713
Impact of adoption of new accounting pronouncement, net of tax of $2,488 (see Note 2)	(4,620)	4,620	—
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $180,085, net of reclassification adjustments	339,322	—	339,322
Other than temporary impairment, net of tax of $6,729	(12,496)	—	(12,496)
Postretirement benefits liability adjustment, net of tax of $2,013	(4,167)	—	(4,167)

Comprehensive income			351,372

BALANCE AT DECEMBER 31, 2009	$38,856	$2,053,883	$2,092,739

Net income for 2010	—	85,323	85,323
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $37,364, net of reclassification adjustments	125,119	—	125,119
Other than temporary impairment, net of tax of $6,719	12,479	—	12,479
Postretirement benefits liability adjustment, net of tax of $3,346	6,214	—	6,214

Comprehensive income			229,135

BALANCE AT DECEMBER 31, 2010	$182,668	$2,139,206	$2,321,874

Net income for 2011	—	90,691	90,691
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $167,023, net of reclassification adjustments	306,909	—	306,909
Other than temporary impairment, net of taxes of $913	1,695	—	1,695
Postretirement benefits liability adjustment, Net of taxes of $223	415	—	415

Comprehensive income			404,910

BALANCE AT DECEMBER 31, 2011	$491,687	$2,229,897	$2,721,584

The accompanying notes are an integral part of these consolidated financial statements.

2011 Consolidated GAAP Financial Statements	Page 3

(In Thousands)

Consolidated Statements of Cash Flows

Years Ended December 31,	2011	2010	2009

CASH FLOW FROM OPERATING ACTIVITIES
Net income	$90,691	$85,323	$28,713
Adjustments to reconcile net income to net cash used in operating activities:
Capitalization of acquisition costs	(251,736)	(222,534)	(158,407)
Amortization of deferred acquisition costs	132,025	116,317	125,424
Policy fees on universal life and investment contracts	(194,255)	(176,876)	(179,964)
Interest credited on universal life and investment contracts	188,530	173,182	155,269
Depreciation and amortization	(11,103)	(12,007)	(10,041)
Net investment losses/(gains)	13,524	(8,840)	40,865
Net investment (losses)/income on limited partnerships and derivatives	(23,099)	(46,167)	15,330
Change in:
Investment income due and accrued	(16,882)	(5,258)	(3,261)
Amounts recoverable from reinsurers	(11,976)	13,595	(3,899)
Future policy benefits	119,646	57,416	65,424
Accrued income taxes	49,425	34,080	3,147
Net broker/dealer receivables	10,877	21,028	(17,385)
Trading securities	61,593	(90,983)	(25,097)
Corporate owned life insurance	(6,239)	(5,228)	(20,021)
Accounts payable	27,504	23,627	30,856
Broker loans and advance	20,568	9,939	(64,627)
Other, net	4,537	(17,033)	(6,357)

NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	203,630	(50,419)	(24,031)

CASH FLOW FROM INVESTING ACTIVITIES
Sale of investments:
Debt securities, available for sale	886,334	840,189	657,638
Equity securities	2,820	23,116	442
Sale of subsidiary	8,000	—	—
Derivatives and Other	201	210,844	3,740
Maturity and other principal repayments:
Debt securities, available for sale	614,976	538,231	436,712
Other	157,586	31,386	92,975
Cost of investments acquired:
Debt securities, available for sale	(2,290,662)	(2,263,290)	(1,272,209)
Equity securities	(3,184)	(1,263)	(45)
Limited partnerships	(63,440)	(46,366)	(37,069)
Derivatives	(69,476)	(23,778)	(132,608)
Other	(21,801)	18,020	4,291
Change in policy loans, net	(4,619)	(13,993)	(17,845)
Cost of short-term investments sold, net	(646)	224,236	25,745
Increase/(decrease) in collateral payable	29,641	(96,608)	(30,117)
Purchases of furniture and equipment, net	11,376	(9,412)	(11,136)

NET CASH USED IN INVESTING ACTIVITIES	$(742,894)	$(568,688)	$(279,486)

…continued -

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Cash Flows (cont’)

Years Ended December 31,	2011	2010	2009

CASH FLOW FROM FINANCING ACTIVITIES
Policyholder Account Balance
Deposits for universal life and investment contracts	$1,678,047	$1,529,572	$1,329,619
Withdrawals from universal life and investment contracts	(775,821)	(758,420)	(680,279)
Transfers to separate accounts	(218,651)	(357,284)	(344,563)
(Extinguishment)/issuance of debt	(81,501)	237,582	(24,482)

NET CASH PROVIDED BY FINANCING ACTIVITIES	602,074	651,450	280,295

Net increase/(decrease) in cash	62,809	32,343	(23,222)
Cash, beginning of year	70,603	38,260	61,482

CASH, END OF YEAR	$133,412	$70,603	$38,260

The accompanying notes are an integral part of these consolidated financial statements.

2011 Consolidated GAAP Financial Statements	Page 5

(In Thousands)

Notes to Consolidated Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (“PML”) and its subsidiaries (collectively, “the Company”) offer a wide range of insurance and investment products including life insurance, annuities, and investment products, as well as advisory services. PML, a Pennsylvania domiciled mutual life insurance company, concentrates primarily on the sale of individual life insurance and annuity products. PML and its wholly owned life insurance subsidiary, the Penn Insurance and Annuity Company (“PIA”) primarily market traditional whole life, term life, fixed universal life, indexed universal life, variable universal life, immediate annuity and fixed and variable deferred annuity products through a network of career agents and independent agents. PML is licensed and sells its products in all fifty states and the District of Columbia. In addition, the Company offers a variety of investment products and advisory services through its non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries).

BASIS OF PRESENTATION  The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of PML and its wholly owned and majority controlled subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

PML prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, while PIA follows statutory practices prescribed or permitted by the Delaware Department of Insurance, both of which are comprehensive basis of accounting other than GAAP. See Note 14 for additional discussion.

RECLASSIFICATION  Certain 2010 and 2009 amounts have been reclassified to conform with 2011 presentation, none of which have an impact on net income or equity.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Fair value of certain invested assets and derivatives
¯	Capitalization and amortization of deferred acquisition costs (“DAC”)
¯	Liabilities for future policyholder benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  The Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines classification of debt securities at the time of purchase. The Company classifies its debt securities (bonds, preferred stocks and mortgage and asset-backed securities) as available-for-sale (“AFS”) and trading. AFS securities are reported at fair value, with unrealized gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Trading securities are held at fair value, with changes in value reported through net investment gains/(losses). Income on debt securities is recognized using the effective yield method of amortization. For mortgage and asset-backed securities (“structured securities”) that do not have a fixed schedule of payments and are subject to a non credit rating based on other than temporary impairment review, the effect on amortization or accretion is revalued quarterly using the retrospective yield adjustment method based on the current estimated cash flow. For structured securities subject to OTTI review based on credit rating, changes in expected cash flows are recognized using the prospective yield

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

adjustment method. In these cases, income is recognized on the prospective yield adjustment method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company’s best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events. Interest on debt securities is recorded as income when earned.

Equity securities are carried at fair value and include seed money invested in separate accounts. Unrealized capital gains/(losses) are reported in other comprehensive income, net of deferred taxes. Dividends on equity securities are credited to income on their ex-dividend dates.

Real estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in net investment losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of August 2010.

Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. Certain short-term investments are held as collateral for derivative transactions.

Policy loans are stated at the aggregate balance of unpaid principal and interest.

Alternative assets are investments in limited partnerships for which the Company applies the equity method of accounting. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other invested assets include derivatives in a net asset position, an annuity contract acquired to back nonqualified deferred compensation plans, low income housing tax credit investments (“LIHTC”) and miscellaneous invested assets. LIHTC investments are accounted for under the equity method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which if identified, is recorded as a net investment loss.

See Note 4 for additional discussion on derivatives.

EVALUATING INVESTMENTS FOR AN OTTI  The Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

The Company considers, amongst other criteria, whether it has the intent to sell a particular impaired AFS debt security. The assessment of the Company’s intent to sell a particular AFS debt security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, subsequent changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company’s need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on a security where the fair value is less than the amortized cost at the reporting date, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of its amortized cost. In such instances, the AFS debt security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. If the

2011 Consolidated GAAP Financial Statements	Page 7

(In Thousands)

Company does not have the intent to sell and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, the Company evaluates the security for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, default rates, delinquency rates, percentage of nonperforming loans, prepayments, severities, and other circumstances of the investment. If the Company concludes that the impairment is other than temporary, the Company estimates the present value of the expected future cash flows to be received from the security. If the present value of the expected future cash flows to be received is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that such present value of the expected future cash flows falls below amortized cost and this difference, referred to as the credit loss, will be recognized in earnings. Any remaining difference between the present value of the expected future cash flows to be received and the estimated fair value of the security will be recognized as a separate component of other comprehensive loss and is referred to as the non-credit loss. For AFS debt securities for which an OTTI was recognized in earnings, the decision as to whether or not the difference between the new amortized cost basis and the cash flows expected to be collected should be accreted as interest income is done on a security by security basis.

Net investment gains/(losses) on sales are generally computed using the specific identification method and are included in income on the trade date and net of amortization of deferred acquisition costs. Unrealized capital gains/(losses) on investments, and adjustments to deferred acquisition costs and unearned revenue, net of applicable taxes, are accounted for as a separate component of other comprehensive income.

DERIVATIVE FINANCIAL INSTRUMENTS  The Company utilizes various derivatives, including interest rate swaps, financial futures, interest rate caps, forwards and put options in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value. Derivatives with a positive fair value are reported in other invested assets. Derivatives with a negative fair value are reported in other liabilities. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting. To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged to qualify for hedge accounting. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Interest rate swaps, caps and interest rate futures are used to manage risk from interest rate fluctuations. Currency forwards are used to manage exposure to fluctuation in currency values associated with certain foreign currency denominated alternative assets.

For a fair value hedge, the gain or loss on the hedging instrument is recognized in current earnings. The carrying value of the hedged items is adjusted by the change in fair value and is also recognized in current earnings. The Company’s fair value hedges are primarily hedges of available-for-sale fixed maturity securities.

At termination, the cost bases of the hedged assets are adjusted prospectively by the amount of change in fair value of the hedged assets, unless the hedged assets are subject to retrospective accounting. The adjustment to the hedged assets will be amortized through investment income over the remaining life of the bond.

For a cash flow hedge, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings, but are reported as other comprehensive income. To the extent these derivatives are not effective, changes in their fair values are included in earnings as a net investment gain/loss.

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

For cash flow hedges, when hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the gain/(loss) that was accumulated in other comprehensive income will be recognized immediately as a realized capital gain/(loss). The derivative will continue to be carried on the balance sheet at its fair value with subsequent changes in fair value recorded as a realized capital gain/(loss). When hedge accounting is discontinued because the hedge is terminated, the accumulated gain/(loss) remains in other comprehensive income until the forecasted transaction is no longer probable. At that time, the accumulated gain or loss will be amortized as a realized capital gain/(loss) over the remaining life of the derivative contract.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires, is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, or (iv) it is probable that the forecasted transaction will not occur.

The Company utilizes interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity product portfolio. These derivatives do not qualify for hedge accounting. The change in fair value of these derivatives is recognized as a net investment gain/(loss). The Company utilizes call options to hedge equity market risks associated with the offering of indexed universal life insurance products. These derivatives do not qualify for hedge accounting. The realized gains or losses and change in fair value of the call options are recognized in operating income.

Interest rate caps and credit default swaps are carried at fair value and do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in net investment gains/(losses) in the period of change.

Additional disclosures related to derivative instruments and hedging activities are included in Note 4.

The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

DEFERRED ACQUISITION COSTS  The costs of acquiring new and sustaining renewal business and certain costs of issuing policies that vary with and are directly related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

DAC related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life. Amortization expense is recognized in proportion to estimated gross profits arising principally from interest margins, mortality margins, expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. DAC related to certain term business are amortized in proportion to premium revenue.

Each year, a formal review of the assumptions underlying the expected gross profits are analyzed and updated as necessary.

DAC is reviewed regularly to determine whether such costs are recoverable based upon future estimated gross profits. The Company has evaluated all DAC balances and concluded these amounts are recoverable at December 31, 2011 and 2010, respectively. Certain costs and expenses reported in the Consolidated Statements of Income are net of amounts deferred.

GOODWILL AND INTANGIBLE ASSETS  Goodwill and other intangibles with an indefinite useful life are not amortized. All goodwill and indefinite life intangible assets are tested for impairment at least annually. An intangible asset with a finite life is amortized over its useful life. Intangibles with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable.

The Company had goodwill of $49,602 and $50,026 as of December 31, 2011 and 2010, respectively. No impairment of goodwill was recognized during 2011, 2010, or 2009.

2011 Consolidated GAAP Financial Statements	Page 9

(In Thousands)

The Company had intangible assets with a gross carrying amount of $8,700 and $8,700 and accumulated amortization of $7,296 and $6,817 as of December 31, 2011 and 2010, respectively. The aggregate amortization expense related to these intangible assets was $479, $668 and $912 in 2011, 2010, and 2009, respectively. Estimated annual amortization expense is:

Years ending December 31,	Amortization Expense

2012	$374
2013	290
2014	206
2015	172
2016	118

OTHER  Other assets primarily consist of property and equipment, leasehold improvements, computer equipment, and packaged software, which are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is determined using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of computer equipment is calculated using the straight-line method over the lesser of its useful life or three years. Packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Internally developed software is amortized on a straight-line basis over its estimated useful life and begins when each individual component or module, the computer software is ready for its intended use. At December 31, 2011 and 2010, these assets had a gross carrying amount of $185,252 and $175,313, respectively and accumulated depreciation and amortization was $154,509 and $147,696 at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $8,250, $9,731, and $10,252 for the years ended December 31, 2011, 2010, and 2009, respectively.

Also included in Other assets are sales inducements. The Company has deferred annuity policies in-force that contain sales inducements. See Note 7 for additional discussion of sales inducements.

RESERVES FOR FUTURE POLICY BENEFITS  Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products; excess death benefit liabilities associated with individual deferred annuities and universal life contracts with secondary guarantees; and excess interest credits from indexed universal life contracts. These liabilities are established in amounts adequate to meet the estimated future obligations of the policies in-force. For additional details about these indexed universal life contracts, see Note 5.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on the Company’s actual experience projected at the time of policy issue with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%.

OTHER POLICYHOLDER FUNDS  Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative, mortality and expense charges. The liability for universal life products is also reduced by the cost of insurance charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 10.5%.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefits paid to policyholders and beneficiaries.

POLICYHOLDERS’ DIVIDENDS PAYABLE  The Company’s liability for policyholders’ dividends represents its dividends payable to policyholders. As of December 31, 2011 and 2010, participating insurance expressed, as a percentage of insurance in-force is 88% and 91%, respectively, and as a percentage of premium income is 39% and 29%, respectively. The Board of Trustees approves the amount of Policyholders’ dividends to be paid annually. The aggregate amount of policyholders’ dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management’s judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2011 and 2010.

BROKER/DEALER RECEIVABLES AND PAYABLES  Broker/dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a trade-date basis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

At December 31, 2011 and 2010, all separate account assets are stated at the fair value of the underlying assets, which are primarily mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability at December 31, 2011 and 2010 represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which generally reflects fair value. The investment income and net investment gains/(losses) from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Income. Mortality, policy administration and surrender charges assessed against the accounts are included in Policy fee income in the accompanying Consolidated Statements of Income. Asset management fees charged to the accounts are included in Other income in the accompanying Consolidated Statements of Income.

The Company has invested seed money Penn Series Funds, Inc. The Seed Money is classified as an equity security, with unrealized capital gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends earned by the funds are credited to income on their ex-dividend dates. Seed money of $8,627 and $9,873 was invested in one fund as of December 31, 2011 and 2010, respectively.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”) and GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”). See Note 8 for a discussion of the Company’s obligation regarding these product features.

RECOGNITION OF INCOME AND RELATED EXPENSES  Premiums from traditional participating life insurance policies, term life policies, annuity policies with life contingencies and group life contracts are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of deferred acquisition costs.

Amounts received under universal life-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration, and surrender charges, and are included as policy fee income in the Consolidated Statements of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio.

2011 Consolidated GAAP Financial Statements	Page 11

(In Thousands)

Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balances are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. The consolidated tax liability is allocated among the members of the group in accordance with a tax sharing agreement. The tax sharing agreement provides that the tax liability for each member of the group is calculated on a separate company basis.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets in Amounts recoverable from reinsurers. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10.

BENEFIT PLANS  The Company follows guidance which requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and post retirement plans as an asset or liability in its consolidated balance sheet and to recognize changes in that funded status through comprehensive income in the year in which the changes occur. See Note 12.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. See Note 13.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS  Effective January 1, 2011 the Financial Accounting Standards Board (“FASB”) issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. As the Company’s policies were in accordance with the guidance, there is no change to current accounting practice.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

Effective January 1, 2010, the consolidation of variable interest entities (“VIEs”) is required when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The Company invests in fixed maturity securities that are considered to be VIEs, such as mortgage-backed securities and asset-backed securities. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, as applicable. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment. For additional details about these investments, see Note 3.

Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company’s interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. The Company applies measurement principles for financial reporting that are consistent with those applied by an investment company to the alternative asset portfolio, which is therefore included as part of the deferral.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS  Effective for 2012, the FASB issued guidance clarifying the definition of acquisition costs that are eligible for deferral. Acquisition costs are to include only those costs that are directly related to the successful acquisition or renewal of insurance contracts; incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees; and advertising costs meeting the capitalization criteria for direct-response advertising. The new guidance will result in a reduction of the capitalized acquisition expenses. The Company plans to apply the new guidance retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company expects that the effect upon adoption will be a reduction in DAC with a corresponding reduction to equity, on an after tax basis. In addition, the Company expects a reduction in prior period earnings as a result of applying the new guidance retrospectively. The Company continues to evaluate the impact of this guidance on its consolidated financial statements and related disclosures.

Effective for 2012, the FASB issued guidance requiring entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. This new standard does not have a financial impact.

Effective for 2012, the FASB issued guidance to simplify how entities test goodwill for impairment. The amendments in this standard permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. This new standard is not expected to have a material effect on the Company’s financial statements.

Effective for 2012, the FASB issued guidance that clarifies and updates language in current GAAP guidance to more closely align with IFRS. The FASB does not intend for the new guidance to change current practice. Therefore, there will be no impact to the Company’s financial statements.

2011 Consolidated GAAP Financial Statements	Page 13

(In Thousands)

Note 3.  INVESTMENTS

AFS DEBT SECURITIES  AFS securities are carried at fair value. Amortized cost is net of $45,785 and $55,864 cumulative writedowns determined by management to be other than temporary declines in value of as of December 31, 2011 and 2010, respectively. The distribution of unrealized capital gains/(losses) on investments in AFS debt securities at December 31, 2011 and 2010 is presented below.

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Non-credit Losses	Estimated Fair Value

December 31, 2011:
U.S. Treasury/Agency and Non-U.S. government securities	$526,187	$17,892	$812	$—	$543,267
States and political subdivisions	1,046,002	168,497	1,524	—	1,212,975
Corporate securities	3,373,425	600,611	7,422	64	3,966,550
Residential mortgage backed securities	1,218,630	48,883	3,425	615	1,263,473
Commercial mortgage backed securities	1,219,869	78,770	4,469	717	1,293,453
Asset-backed securities	326,452	35,811	7,047	2,787	352,429
Redeemable preferred stocks	22,906	1,788	241	—	24,453

Total AFS securities	$7,733,471	$952,252	$24,940	$4,183	$8,656,600

December 31, 2010:
U.S. Treasury/Agency and Non-U.S. government securities	$352,199	$4,076	$19,166	$—	$337,109
States and political subdivisions	1,037,656	6,794	18,403	—	1,026,047
Corporate securities	2,965,804	304,152	20,103	65	3,249,788
Residential mortgage backed securities	1,042,347	27,501	287	2,545	1,067,016
Commercial mortgage backed securities	1,237,437	84,222	1,201	889	1,319,569
Asset-backed securities	229,167	1,339	2,596	4,179	223,731
Redeemable preferred stocks	32,106	1,720	231	—	33,595

Total AFS securities	$6,896,716	$429,804	$61,987	$7,678	$7,256,855

U.S. Treasury/agency and non-U.S. government securities include $34,276 and $9,211 as of December 31, 2011 and 2010, respectively, of estimated fair value in securities that are pledged as collateral for futures contracts.

The amortized cost and estimated fair value of AFS securities as of December 31, 2011 and 2010 by contractual maturity is presented below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$136,788	$139,543	$78,878	$80,451
Due after one year through five years	624,587	681,084	710,350	756,751
Due after five years through ten years	729,012	845,061	885,418	993,836
Due after ten years	3,279,544	3,875,517	2,681,013	2,781,905
Residential mortgage backed securities(1)	1,234,320	1,281,215	1,042,347	1,067,016
Commercial mortgage backed securities	1,219,869	1,293,453	1,237,437	1,319,570
Asset-backed securities(1)	486,445	516,274	229,167	223,731
Redeemable preferred stocks	22,906	24,453	32,106	33,595

Total	$7,733,471	$8,656,600	$6,896,716	$7,256,855

(1)	Includes U.S. Treasury/Agency structured securities.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is estimated at 5.07 years.

Residential mortgage backed securities (“MBS”), Commercial MBS and Asset-backed securities follow a structured principal repayment schedule and 97.3% are of investment grade. Securities totaling $1,056,264 are rated AAA.

At December 31, 2011, the largest industry concentration of the Company’s portfolio was investments in electric utilities of $611,604 representing 7.1% of the total AFS portfolio.

Proceeds during 2011, 2010, and 2009 from sales of AFS securities were $1,503,310, $840,189, and $657,638, respectively. The gross gains realized on those sales were $40,556, $36,410, and $25,902 and the gross losses realized on those sales were $4,115, $9,620, and $19,656 during 2011, 2010, and 2009, respectively. During 2011, 2010, and 2009, the Company recognized investment losses of $11,826, $14,655, and $27,515, respectively, related to impairment of AFS securities.

The Company’s investment portfolio of AFS securities is predominantly comprised of investment grade securities. At December 31, 2011 and 2010, AFS securities with fair value totaling $180,054 and $198,597, respectively, were less than investment grade. At December 31, 2011 and 2010, there was one security totaling $3,950 and one security totaling $490 to be restructured pursuant to commenced negotiations, respectively.

The Company accrues interest income on debt securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

Management has determined that the unrealized capital losses on the Company’s investments in equity and debt securities at December 31, 2011 are temporary in nature. For further discussion on how the Company evaluates the impairment of debt and equity securities, see Note 2.

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss was Recognized in Other Comprehensive Loss

As of December 31,	2011	2010

Balance, beginning of period	$34,453	$24,756
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(10,824)	(1,303)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(131)	—
Credit loss impairment recognized in the current period on securities not previously impaired	3,748	5,261
Additional credit loss impairments recognized in the current period on securities previously impaired	2,024	5,739

Balance, end of period	$29,270	$34,453

2011 Consolidated GAAP Financial Statements	Page 15

(In Thousands)

The following tables present the gross unrealized capital losses and fair values for AFS securities with unrealized capital losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized capital loss position, at December 31, 2011 and 2010, respectively:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2011:
U.S Treasury/Agency and non-U.S. government securities	$77,160	$792	$806	$20	$77,966	$812
States and political subdivisions	—	—	6,601	1,524	6,601	1,524
Corporate securities	88,116	4,071	35,311	5,615	123,427	9,686
Residential MBS	435,230	2,785	2,856	1,255	438,086	4,040
Commercial MBS	99,874	4,159	5,073	1,027	104,947	5,186
Asset-backed securities	27,447	2,848	39,925	4,786	67,372	7,634
Redeemable preferred stocks	1,046	229	2,463	12	3,509	241

Total AFS securities	$728,873	$14,884	$93,035	$14,239	$821,908	$29,123

	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2010:
U.S Treasury/Agency and non-U.S. government securities	$226,394	$19,166	$—	$—	$226,394	$19,166
States and political subdivisions	605,919	18,082	8,054	321	613,973	18,403
Corporate securities	321,598	11,958	62,708	8,210	384,306	20,168
Residential MBS	88,931	1,378	44,734	1,454	133,665	2,832
Commercial MBS	2,824	129	22,829	1,961	25,653	2,090
Asset-backed securities	76,172	1,279	77,483	5,496	153,655	6,775
Redeemable preferred stocks	74	1	12,645	230	12,719	231

Total AFS securities	$1,321,912	$51,993	$228,453	$17,672	$1,550,365	$69,665

AFS securities that were in an unrealized capital loss position less than twelve months at December 31, 2011, totaled 51% of the Company’s total AFS securities’ unrealized capital loss, and securities in an unrealized capital loss position greater than twelve months totaled 49% of the Company’s total AFS securities unrealized capital loss. Of the total amount of securities unrealized capital losses, $18,353 or 63% is related to unrealized capital losses on investment grade securities. Unrealized capital losses on AFS securities with a rating below investment grade represent $10,770 or 37% of the Company’s total AFS securities unrealized capital losses. The decrease in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is related to the decline in the interest rate environment.

U.S. Treasury/Agency and Non-U.S. Government Securities.  Unrealized capital losses on the Company’s investments in U.S. Treasury/Agency and Non-U.S. government securities were $812 or 3% of the total unrealized capital losses for debt securities. These were spread over six securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. and foreign governments.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

States and Political Subdivisions.  Unrealized losses on the Company’s investments in states and political subdivisions were $1,524 or 5% of the Company’s unrealized losses for debt securities. These were spread over 25 securities and the decline in value was caused by the combination of rising treasury yields and rising taxable municipal spreads relative to treasuries. Additionally, significant issuances in the taxable municipals market during the fourth quarter of 2011 also contributed to the spread widening.

Corporate Securities.  Unrealized capital losses on corporate securities were $9,686 or 34% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in corporate securities is spread over 34 individual securities with varying interest rates and maturities. Unrealized capital losses for Corporate securities with a fair value below 80% of the security’s amortized cost totaled $3,762 or 39% of the total unrealized capital losses for corporate securities. Corporate spreads tightened significantly due to an improvement in overall economic conditions and an accompanying improvement in capital markets liquidity and corporate fundamentals. The largest sector with unrealized capital losses on securities with a fair value below 80% of the security’s amortized cost was communications.

Residential and Commercial Mortgage-Backed Securities.  Unrealized capital losses on mortgage-backed securities were $9,226 or 32% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to elevated risk premium in the market and lower than expected collateral performance, which management believes is recoverable. These losses were spread across approximately 55 fixed and variable rate securities, 98% of which are investment grade. Mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $1,444 or 5% of total unrealized capital losses on mortgage-backed securities. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities.  Unrealized capital losses on asset-backed securities were $7,634 or 26% of the total unrealized capital losses for debt securities. The unrealized capital losses on these investments are largely related to the relative liquidity in the marketplace for these types of securities. These capital losses are spread across approximately 21 securities. The Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $3,227 or 42% of the total unrealized capital losses for asset-backed securities.

The following table sets forth the reclassification adjustment which identifies those items in comprehensive income that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

Reclassification Adjustments	2011	2010	2009

Unrealized capital holding gains arising during period, net of taxes	$316,789	$131,802	$312,964
Reclassification adjustment for (gains)/losses included in net income	(8,186)	5,796	13,862

Unrealized capital gains on investments, net of reclassification adjustment	$308,603	$137,598	$326,826

Reclassification adjustments reported in the above table for the years ended December 31, 2011, 2010, and 2009 are net of income tax expense/(benefit) of $4,408, $(3,121), and (7,465), respectively, and $2,823, $(2,257), and $(4,974), respectively, relating to the effects of such amounts on DAC.

EQUITY SECURITIES  During 2011, 2010, and 2009, the proceeds from sales of unaffiliated equity securities amounted to $2,822, $1,161, and $42, respectively, with no related realized gains on those sales. The gross losses realized on those sales were $364, $101, and $3, for 2011, 2010, and 2009, respectively.

2011 Consolidated GAAP Financial Statements	Page 17

(In Thousands)

Unaffiliated equity securities had gross unrealized capital losses of $1,142 and $4,597 as of December 31, 2011 and 2010, respectively.

During 2011, 2010, and 2009, the proceeds from sales of affiliated equity securities were $0, $21,955, and $400, respectively. Affiliated equity securities had gross unrealized capital gains of $0 as of December 31, 2011 and gross unrealized capital losses of $1,652 as of December 31, 2010.

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio:

	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

December 31, 2011
Venture capital	$78,489	$87,807
MBO	51,143	28,457
Distressed	39,976	32,583
Real asset	39,037	30,067
Mezzanine	28,253	25,960
Hedge	32,506	—
Infrastructure*	20,950	373	Semi-annually	30 days
Secondaries	6,001	2,286
Fund of funds	4,313	1,161
Senior Mezzanine	2,471	6,990

Total Alternative Assets	$303,139	$215,684

*	Redemption option only applies to one infrastructure fund (Value = $7,959; Unfunded Commitment = $0)

The investment values are provided per the funds’ capital statements. Significant events that have occurred since the date the values were calculated have been reviewed but are deemed as not being significant. With exception of two open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund are received through the liquidation of the underlying assets, which flow through the Consolidated Statements of Income.

Venture capital  includes several venture capital funds that make investments in life science and information technology companies. The geographic focus is primarily U.S. with some focus in Canada. Venture capital funds exposure (unfunded commitments + carrying value) is 32%, which is the largest for the Alternative assets portfolio.

Distressed  includes several funds that invest in companies that are in financial distress and/or are undervalued due to discrete extraordinary events. Some of the funds within this category also invests in publicly traded and privately held securities, derivatives and other instruments, primarily in the mortgage, asset-backed, commercial mortgage-backed and related markets. Investments within this category are made on a global basis. Distressed asset funds exposure (unfunded commitments + carrying value) is 14% of the Alternative assets portfolio.

MBO  includes several lower middle market management buyout funds (“MBO”) that take controlling positions and work with management to create value. These MBO funds concentrate on the following industries: consumer, healthcare, media, manufacturing and industrial services. The geographic focus is primarily U.S. with some exposure in Europe. MBO asset funds exposure (unfunded commitments + carrying value) is 16% of the Alternative assets portfolio.

Real asset  includes investments that focus on energy, timber and real estate. The energy funds concentrate on the acquisition and exploration of oil and gas production in North America. They also consider investments in gathering and processing, energy service and other energy related sector. The timber funds include primarily US timberland properties diversified by geography, age and species. The portfolio also includes one real estate fund that purchases participating and non-participating mezzanine loans, mortgages, preferred equity and related

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

investments in smaller and mid size commercial real estate projects located throughout the United States. Real Asset funds exposure relative to the total Alternative asset portfolio for each of these sectors is 8% for energy, 5% for timber and less than 1% for real estate.

Mezzanine  includes investments made in mezzanine securities and middle market companies involved in leveraged transactions. Many of the partnerships within this sector consider an array of investment opportunities but there is some concentration on media companies. The geographic focus is primarily North America and Europe. Mezzanine exposure (unfunded commitments + carrying value) is 9% of the Alternative asset portfolio.

Infrastructure  includes three funds. Some of the assets include toll roads, bridges, pipelines, airports, communication assets and water-waste related assets. One of the funds is open-ended and therefore can be redeemed. Any repurchase of the Company’s interest completed within four years after the final drawdown date is made at 94% of Offering NAV per interest. After four years, repurchase is made at 100% of NAV per interest. Infrastructure exposure (unfunded commitments + carrying value) is 4% of the Alternative asset portfolio.

Global macro hedge  includes two global macro hedge funds in which the Company invests in Class B shares of common stock. The investment strategy is an opportunistic style with the flexibility to establish long, short, or spread positions within the following areas: currency, credit market, credit market spreads, emerging markets, and the equity and copper markets. A shareholder may redeem shares as of the close of business on the last trading day of any upcoming month provided that prior written notice is received by the administrator on the fifth business day prior to the relevant dealing day. Shares are redeemed at the net asset value of the Company as of the redemption date. Hedge fund exposure (unfunded commitments + carrying value) is 6% of the Alternative asset portfolio.

Fund of funds  primarily focuses on global investments in private equity, co-investments and secondary market purchases of interests in private equity funds. Fund of funds exposure (unfunded commitments + carrying value) is 1% of the Alternative asset portfolio.

Secondaries  includes two investments in secondaries. The primary purpose of the first investment is to acquire equity and equity-related securities in venture-backed companies and interests in venture capital investment funds. The firm is located in San Francisco and over 50% of its invested capital is in the Silicon Valley. The second investment considers opportunities on a global basis and across all sectors of the private equity market. The Fund invests its capital principally in LP Secondaries, Synthetic Secondaries and Alternative Investments. Secondary exposure (unfunded commitments + carrying value) is 2% of the Alternative asset portfolio.

Net unrealized investment capital gains/(losses) on alternative assets that were classified as investment income aggregated $(7,637), $11,691, and $(23,508) for the years ended December 31, 2011, 2010, and 2009, respectively. Net unrealized investment capital losses classified as net investment losses were $(180), $(935), and $(656) for the years ended December 31, 2011, 2010, and 2009, respectively. The Company also recognized capital losses of $14 and $8 on closed partnerships in 2011 and 2010, respectively.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2011 and 2010 were as follows:

	2011	2010

Derivatives	$32,590	$2,462
Low income housing tax credits	96,899	49,653
Annuity contract	50,031	48,888
Other	3,283	2,690

Total other invested assets	$182,803	$103,693

Refer to Note 4 for discussion on Derivatives.

The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investors in entities operating qualified affordable housing projects receive tax benefits in the form of tax

2011 Consolidated GAAP Financial Statements	Page 19

(In Thousands)

deductions from operating losses and tax credits. The Company has unexpired tax credits relating to these investments with remaining lives ranging between 12-13 years and required holding periods for its LIHTC investments between 16-17 years.

The Company has no LIHTC properties under regulatory review at December 31, 2011. Impairment is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the write-down is accounted for as a realized loss. There were no impairments for 2011. There were no write-downs due to forfeiture of ineligibility.

The Company maintains an investment in a fixed rate annuity contract consisting of five subaccounts. The interest rate on each subaccount resets every five years and the amounts may be withdrawn at any time subject to the provisions of the contract. The Company elected to not renew a subaccount on January 31, 2012 and withdrew approximately $11,000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS  Assets of $8,286 and $7,247 at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included within invested assets in the accompanying Consolidated Balance Sheets.

NET INVESTMENT INCOME  The components of net investment income are summarized as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

AFS securities	$404,500	$356,348	$339,825
Equity securities	126	—	1
Policy loans	38,333	37,664	37,971
Short-term investments	28	342	673
Alternative Assets	19,886	27,048	(19,869)
Other invested assets	6,946	7,821	18,548
Other investment income	120	94	888

Gross investment income	469,939	429,317	378,037

Less: Investment expense	19,113	9,510	8,493

Net investment income	$450,826	$419,807	$369,544

NET INVESTMENT GAINS/(LOSSES)  The components of net investment gains/(losses) on investments were as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

AFS securities	$24,615	$13,469	$(22,123)
Trading securities	20,729	13,366	19,012
Equity securities and short-term Investments	2,125	1,486	64
Alternative assets, other invested assets, and equity	(36,830)	(1,258)	(21,815)
Amortization of deferred acquisition costs	(2,268)	(4,677)	3,110
Deferred compensation plans and other assets	(1,165)	5,202	7,962

Net investment gains/(losses)	$7,205	$27,588	$(13,790)

Note 4.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

The following table presents the notional and fair values of derivative financial instruments. Fair values showing a gain are reported in Other invested assets. Fair values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011				2010
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Cash Flow Hedges:
Interest rate swaps	2	$130,000	$1,872	$—	2	$130,000	$1,861	$—

Total designated and qualifying hedges	2	$130,000	$1,872	$—	2	$130,000	$1,861	$—

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011				2010
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain		(Loss)

Interest rate futures	—	$—	$—	$—	2,876	$348,764	$		$(9,685)
Interest rate caps	2	200,000	23	—	2	200,000		600	—
Credit default swaps	2	9,000	—	(466)	2	9,000		—	(797)
Equity future	5,797	374,293	2,813	(6,133)	3,323	221,696		—	(4,693)
Foreign Currency
Forward	1	23,188	939	—	—	—		—	—
Interest Rate Swap	4	383,000	18,103	—	—	—		—	—
Equity options	17	291,000	8,840	—	—	—		—	—

Total not designated and not qualifying as hedges	5,823	$1,280,481	$30,718	$(6,599)	6,203	$779,460		$600	$(15,175)

The following table presents the components of OCI, before income tax, related to cash flow hedges:

YEARS ENDED DECEMBER 31,	2011	2010

Other comprehensive income, beginning of period	$4,018	$5,434
Losses deferred in OCI on the effective portion of cash flow hedges	50	(911)
Amounts reclassified to net investment gains	(1,098)	(505)

Other comprehensive income, end of period	$2,970	$4,018

2011 Consolidated GAAP Financial Statements	Page 21

(In Thousands)

The OCI offset is reported within net investment income on the Consolidated Statements of Income.

The impact of derivative instruments reported on the Consolidated Statements of Income in net investment gains/(losses) is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011		2010
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Cash Flow Hedges:
Interest rate swaps	$1,644	$1,059	$6,916	$743

Total qualifying hedges	$1,644	$1,059	$6,916	$743

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011		2010
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Interest rate futures	$—	$(6,393)	$—	$1,901
Interest rate caps	—	(578)	—	(1,467)
Credit Default Swaps	(347)	331	(376)	424
Equity futures	—	(17,549)	—	(40,923)
Equity options	—	9,182	—	30,423
Foreign currency forward	—	939	—	—
Interest Rate Swaps	7,174	65,744	—	—

Total nonqualifying hedges	$6,827	$51,676	$(376)	$(9,642)

Derivative Instruments Designated and Qualifying as Cash Flow Hedges

The Company has entered into interest rate swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cashflows related to variable rate securities. These interest rate swaps are used to reduce market risks from changes in interest rates. The net receipts/payments from these interest rate swaps are recorded on the Company’s Consolidated Statements of Income as reported in the table above.

The Company’s cash flow hedges include hedges of floating rate securities. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excluded amounts relating to risks other than exposure to the benchmark interest rate. Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.

The effective portion of the cash flow hedges recorded in other comprehensive income was $2,970 and $4,018 at December 31, 2011 and 2010, respectively. The ineffective portion of the cash flow hedges recorded as a net investment gain/(loss) was $(39) and $238 as of December 31, 2011 and 2010, respectively.

The Company de-designated a $200,000 notional interest rate swap that had been designated as a three-year cash flow hedge of fixed income securities in 2008. Of the $2,943 that was recorded in OCI as of December 31, 2008, $425 was reclassified to net investment income as of December 31, 2010.

During the years ending December 31, 2011, 2010, and 2009, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

Derivative Instruments Designated and Qualifying as Fair Value Hedges

For fair value hedges, changes in the fair value of derivatives are reported in a manner that is consistent with the hedged asset or liability.

In 2008 the Company entered into interest futures that qualified for hedge accounting. These were designated as fair value hedges of fixed income securities in the investment portfolio. The futures were used to hedge the risk of a decline in the fair value of corporate bond securities due to an increase in interest rates. The Company closed the futures in 2009 and recognized a realized capital gain of $1,660. For fair value hedges, all components of each derivative’s gain or loss were included in the assessment of hedge ineffectiveness. The Company recognized net investment (losses)/gains of $(1,366) in 2009 related to the ineffectiveness of its fair value hedges.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts and put options that do not qualify for hedge accounting.

These instruments are carried at fair value. Instruments with a positive fair value are reported in Other invested assets. Instruments with a negative fair value are reported in Other liabilities. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company uses “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets.

The Company offers a variety of variable annuity programs with guaranteed minimum balance or guaranteed withdrawal benefits. The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into interest and equity futures and put options. The changes in value of the futures and options will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

The Company offers Indexed Universal Life products which have an embedded option with guaranteed returns. The Company uses call spread options for protection from rising equity levels and rising volatility. During 2011 the Company realized losses related to investments in call spread options of $1,467, which are recorded in operating income.

During 2010, the Company closed one credit default swap with a notional value of $5,000 and recognized a realized gain of $558 in net investment gains.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset, combined with the collateral obtained from counterparties, reduces the Company’s exposure. Cash of $30,470 and $1,850 were held at December 31, 2011 and 2010, respectively. The cash received is invested in an interest bearing money market fund and is reflected as a short-term investment. Cash of $510 was posted with a counterparty on a credit default swap position as of December 31, 2010.

As of December 31, 2011 and 2010, the Company pledged collateral for futures contracts of $34,276 and $9,211, respectively. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

2011 Consolidated GAAP Financial Statements	Page 23

(In Thousands)

At December 31, 2011 and 2010, the Company maintained claims related to certain derivatives associated with the bankruptcy of Lehman Brother Holdings, Inc. in 2008. The recoverability of the claim has been determined to be 50% and is being carried at a value of $7,195.

Note 5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

AFS SECURITIES  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or validated quotes from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service are: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered are: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure and yield curves. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain public debt securities and distressed private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation. As of December 31, 2011 and 2010, such over-rides in aggregate were not material. Significant inputs used include: issue specific credit adjustments, management judgment, estimation of future earnings and cash flows, default rate assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

TRADING SECURITIES  The fair values of most publicly traded securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Level 2 securities include those not actively traded and priced based on similar assets traded in active markets and securities where the fair value is based on vendor prices. All other securities are priced as Level 3.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the Company’s fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy.

SHORT-TERM INVESTMENTS  Short-term investments consist of money market funds carried at Level 1 and short term debt securities carried at Level 2.

OTHER INVESTED ASSETS  Derivatives with a positive fair value are recorded as Other invested assets. Derivatives with a negative fair value are recorded as Other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparty utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used in broker quotes to the Company’s observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures. Exchange traded futures and exchange traded put options are valued using quoted prices in active markets and are classified within Level 1 in the Company’s fair value hierarchy. The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the Company’s fair value hierarchy. These investments include: interest rate swaps,

2011 Consolidated GAAP Financial Statements	Page 25

(In Thousands)

interest rate caps and put options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

VARIABLE ANNUITY LIVING BENEFIT RIDERS  The Company’s liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB and GMWB. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in net investment gains/(losses).

The fair values of the GMAB and GMWB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using appropriate rates that take into consideration the Company’s own risk of nonperformance. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rates and equity market assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed regularly, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy. During 2011, the assumptions that were reviewed and updated included the mortality rates and partial withdrawal rates. These assumption changes resulted in a $31,664 million decrease to reserve.

INDEXED UNIVERSAL LIFE CONTRACTS  The Company’s liability for future policy benefits includes general account liabilities for interest credits indexed to the S&P 500 in excess of the guaranteed rates on indexed universal life contracts. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in operating earnings.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the financial instruments carried at fair value as of December 31, 2011, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury/Agency and non- U.S. government securities	$174,278	$368,989	$—	$543,267
States and political subdivisions	—	1,206,374	6,601	1,212,975
Corporate securities	—	3,964,350	—	3,964,350
Residential MBS	—	1,263,473	—	1,263,473
Commercial MBS	—	1,293,453	—	1,293,453
Asset-backed securities	—	354,426	203	354,629
Redeemable preferred stocks	—	21,517	2,936	24,453

Total AFS Securities	174,278	8,472,582	9,740	8,656,600
Trading securities	5,346	117,610	799	123,755
Equity securities	11,363	—	—	11,363
Short-term investments	29,751	—	—	29,751
Other invested assets	2,813	29,777	—	32,590

Total investments	223,551	8,619,969	10,539	8,854,059
Separate account assets(1)	4,640,495	—	—	4,640,495

Total assets	$4,864,046	$8,619,969	$10,539	$13,494,554

Liabilities:
Derivatives	$(6,133)	$(466)	$—	$(6,599)
Future policy benefits	—	—	(137,009)	(137,009)
Securities sold not purchased	(10,720)	(3,823)	—	(14,543)

Total Liabilities	$(16,853)	$(4,289)	$(137,009)	$(158,151)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

2011 Consolidated GAAP Financial Statements	Page 27

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2010, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury/Agency and non- U.S. government securities	$201,444	$135,664	$—	$337,108
States and political subdivisions	—	1,017,993	8,054	1,026,047
Corporate securities	—	3,249,548	240	3,249,788
Residential MBS	—	1,067,016	—	1,067,016
Commercial MBS	—	1,319,570	—	1,319,570
Asset-backed securities	—	223,731	—	223,731
Redeemable preferred stocks	—	21,633	11,962	33,595

Total AFS Securities	201,444	7,035,155	20,256	7,256,855
Trading securities	3,988	178,310	3,050	185,348
Equity securities	13,015	—	—	13,015
Short-term investments	27,102	—	—	27,102
Other invested assets	—	2,462	—	2,462

Total investments	245,549	7,215,927	23,306	7,484,782
Separate account assets(1)	4,532,892	—	—	4,532,892

Total assets	$4,778,441	$7,215,927	$23,306	$12,017,674

Liabilities:
Derivatives	$(14,378)	$(797)	$—	$(15,175)
Future policy benefits	—	—	(51,310)	(51,310)
Securities sold not purchased	(15,517)	(3,543)	—	(19,060)

Total Liabilities	$(29,895)	$(4,340)	$(51,310)	$(85,545)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  The tables below include a rollforward of the balance sheet amounts for the years ended December 31, 2011 and 2010 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. Also, the Company manages the risk of the observable components of Level 3 financial instruments using securities and derivative positions that are classified within Level 1 or 2 of the valuation hierarchy; as these Level 1 and Level 2 risk management instruments are not included below, the gains or losses in the tables do not reflect the effect of the Company’s risk management activities related to such Level 3 instruments.

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

	States and Political Sub- Divisions(1,2,3)	Corporate Securities(1,2,3,4)	Asset-Backed Securities(1,2,3,4)	Redeemable Preferred Stock(1,2,3)	Trading Securities	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2011	$8,054	$—	$240	$11,962	$3,050	$23,306	(51,310)
Transfers in	—	—	—	—	—	—	—
Transfers out	—	—	—	—	(123)	(123)	—
Total gains or losses (realized/unrealized) included in:
Income	—	—	—	—	—	—	(87,473)
OCI	(1,203)	—	(37)	174	113	(953)	—
Amortization/Accretion	—	—	—	—	—	—	—
Purchases, Sales
Purchases	—	—	—	—	46	46	1,774
Sales	(250)	—	—	(9,200)	(2,287)	(11,737)	—

Balance December 31, 2011	$6,601	$—	$203	$2,936	$799	$10,539	$(137,009)

	States and Political Sub- Divisions(1,2,3)	Corporate Securities(1,2,3)	Asset-Backed Securities(1,2,3)	Redeemable Preferred Stock(1,2,3)	Trading Securities	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2010	$11,046	$528	$3,680	$23,457	$4,050	$42,761	$(51,032)
Transfers in	—	—	—	—	—	—	—
Transfers out	—	—	(3,680)	—	—	(3,680)	—
Total gains or losses (realized/unrealized) included in:
Income	—	70	—	—	—	70	(1,475)
OCI	(268)	(8)	—	281	23	28	—
Amortization/Accretion	—	—	—	—	—	—	—
Purchases, Sales
Purchases	—	—	—	—	—	—	1,197
Sales	(2,724)	(350)	—	(11,776)	(1,023)	(15,873)	—

Balance December 31, 2010	$8,054	$240	$—	$11,962	$3,050	$23,306	$(51,310)

(1)	Total gains/(losses) included in earnings are reported as net investment gains/(losses)
(2)	Amortization/accretion is reported as net investment income
(3)	Total gains/(losses) included in other comprehensive income are reported as net investment gains/(losses)
(4)	Regulatory reclassification of asset backed securities effective January 1, 2011.

Consolidated GAAP Financial Statements	Page 29

(In Thousands)

The AFS securities transferred out of Level 3 in 2010 were the result of the pricing service now being able to provide pricing on specific securities.

Fair value for index credits in excess of guaranteed rates in indexed universal life contracts were transferred into Level 3 since fair value calculations rely on certain unobservable inputs, such as the Company’s experience assumptions.

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2011:

	Trading Securities — Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$—
Net Investment Gains	57	87,473

Total	$57	$87,473

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2010:

	Trading Securities — Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$—
Net Investment Gains	23	7,025

Total	$23	$7,025

FINANCIAL INSTRUMENTS FOR WHICH CARRYING VALUE APPROXIMATES FAIR VALUE  Certain financial instruments that are not carried at fair value on the Consolidated Balance Sheets are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These instruments include cash and short-term investments.

The methodology for determining the fair value for the Company’s financial instruments that are carried at fair value can be found earlier in this note. The fair values of the Company’s liabilities for individual annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued.

The fair values of liabilities under all of the Company’s contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company’s investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company’s assets and liabilities.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

The following table discloses the Company’s financial instruments that are not carried at fair value:

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Financial Assets:
Short Term investments	$—	$—	$2,005	$2,005
Alternative assets	303,139	303,139	292,121	292,121
Other invested assets	150,213	150,213	101,231	101,231
Cash	133,412	133,412	70,603	70,603

Total financial assets	$586,764	$586,754	$465,960	$465,960

Financial Liabilities:
Investment-type contracts
Individual annuities	$1,777,558	$1,819,015	$1,549,164	$1,569,036
Other policyholder funds	214,613	214,613	218,839	218,839

Total policyholder funds	1,992,171	2,033,628	1,768,003	1,787,875
Debt	388,762	388,762	388,628	388,628
Separate account liabilities	4,640,495	4,640,495	4,532,892	4,532,523

Total financial liabilities	$7,021,428	$7,062,885	$6,689,523	$6,709,026

Note 6.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $4,437,625 and $4,336,969 at December 31, 2011 and 2010, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of Penn Series Funds, Inc. and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $211,497 and $205,796 at December 31, 2011 and 2010, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Note 7.  DAC AND SALES INDUCEMENTS

The following table illustrates the roll forward of the Company’s DAC balance:

YEARS ENDED DECEMBER 31,	2011	2010

Balance at beginning of year	$818,602	$784,317
Current year additions	251,736	222,533
Unrealized gains	(207,002)	(67,266)
Amortized during year, net of interest and unlocking	(134,293)	(120,982)

Balance at end of year	$729,043	$818,602

Most of the Company’s DAC asset is amortized over the estimated life of the book of business at a constant rate based on the present value of the estimated gross profits expected to be realized. The present value of estimated gross profits is computed using an expected investment yield or interest crediting rate, projected mortality and lapse rates. As actual experience varies, the DAC asset is required to be written up or down as the Company “unlocks” the DAC assumptions and resets the assumptions based on more current information. For projecting

2011 Consolidated GAAP Financial Statements	Page 31

(In Thousands)

investment returns that would be applied to determine future variable account value growth and the associated profit margins, the Company uses a common industry approach that is generally referred to as Reversion to the Mean (“RTM”). During 2011, several assumption changes were made to the Universal Life block of business that impacted the DAC asset. The VUL expected lapse rates were increased in order to reflect the higher lapse rates that Penn Mutual has been experiencing. In addition, due to the new information provided by actual experience, the renewal premium and lapse assumptions were adjusted for the UL with secondary guarantee block of business. The DAC asset at 12/31/2011 reflects these assumption changes.

Sales Inducements

PML has deferred annuity policies in-force that contain sales inducements, which are capitalized and then amortized into income in the future. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC.

Changes in sales inducements are as follows:

	2011	2010

Beginning balance	$53,343	$46,750
Additional amounts deferred	8,332	13,369
Amortization	(8,105)	(6,776)

Ending balance	$53,570	$53,343

Note 8.  GUARANTEED MINIMUM ANNUITY BENEFITS

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum benefit payable upon death as follows:

•

Return of Premium — provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

•

Step-up — provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

•

Rising Floor — provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values, net amount at risk (amount of death benefit in excess of account value), net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2011	2010

Account value	$3,740,645	$3,537,866
Net amount at risk	219,828	144,932
GAAP Reserves	6,832	6,812

The reserve calculation uses a process that includes a stochastic modeling component. 200 scenarios are modeled during the process and the result is the creation of excess death benefits, which are cash payments due to death over and above the existing account value. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The Company regularly evaluates the estimates used to model the GMDB reserve and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The benefit base is calculated as the maximum of principal times a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this Rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount. The following table summarizes the account values and reserves for the different benefit types as of December 31, 2011:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves

GMAB	756	$3,454	$62,456	$65,910	$1,358
GMWB w/inflation	8,899	31,898	1,056,709	1,088,607	63,851
GMAB/WB	10,634	51,273	1,283,906	1,335,179	66,963

Total	20,289	$86,625	$2,403,071	$2,489,696	$132,172

The guaranteed living benefits are considered to be derivatives. For information on the fair value for these derivatives, see Note 5. Changes in these values are recorded in net investment gains/(losses).

Note 9.  INCOME TAXES

The federal income tax expense is as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

Current	$(16,567)	$(37,416)	$2,344
Deferred	33,894	65,872	733

Total federal income tax expense	$17,327	$28,456	$3,077

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

Tax expense at 35%	$37,806	$39,823	$11,127
(Decrease)/increase in income taxes resulting from:
Dividends received deduction	(5,777)	(4,829)	(5,614)
Tax exempt income	(1,561)	(1,469)	(980)
Sale of subsidiary	(12,334)	—	—
Prior period adjustment	(1,051)	577	1,462
Tax reserve	150	(4,886)	860
Benefits	(690)	(3,147)	(4,788)
Other	784	2,387	1,010

Income tax expense	$17,327	$28,456	$3,077

2011 Consolidated GAAP Financial Statements	Page 33

(In Thousands)

The change in net deferred income tax expense to net deferred income tax liability is comprised of the following:

	2011	2010	Change

Total deferred tax assets	$85,232	$70,608	$14,624
Total deferred tax liabilities	612,318	395,724	216,594

Net deferred tax liability	$(527,086)	$(325,116)	$(201,970)
Tax effect of unrealized capital gains/(losses)			168,601
FIN 48 adjustment/other			(525)

Change in net income tax			(33,894)
Items reflected directly through equity/other			—

Deferred income tax expense			$(33,894)

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

DECEMBER 31,	2011	2010

Deferred tax assets:
Future policy benefits	$—	$—
Policyholders’ dividends payable	4,970	5,233
Allowances for investment losses	15,701	20,508
Unrealized investment losses	—	985
Employee benefit liabilities	57,769	40,969
Other	6,792	2,912

Total deferred tax asset	$85,232	$70,608

Deferred tax liabilities:
Future policy benefits	63,893	38,823
DAC	275,768	243,249
Unrealized investment gains	266,966	99,350
Investments	3,836	10,515
Other	1,855	3,787

Total deferred tax liability	612,318	395,724

Net deferred tax liability	527,086	325,116
Tax currently receivable	(18,004)	(33,619)

Accrued income taxes	$509,082	$291,497

Cash (received)/paid for federal income taxes in 2011, 2010, and 2009 was $(31,715), $925, and $7,313, respectively.

There were no unrecognized tax benefits as of December 31, 2011 and 2010.

The Company recognizes penalties and/or interest as a component of tax expense. During the years ended December 31, 2011 and 2010, the Company recognized $0 and $0 in interest.

The Company accrued $0 and $0 for the payment of interest at December 31, 2011 and 2010. No penalties were recognized or accrued. Therefore, the total unrecognized tax positions reserve as of December 31, 2011 and 2010 is $0.

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2007. Tax years 2008, 2009, and 2010 are under review.

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount

December 31, 2011:
Life Insurance in-Force	$82,284,022	$1,305,446	$20,200,601	$63,388,867
Premiums	327,594	1,403	27,602	301,395
Benefits	627,629	2,704	95,831	534,502
Reserves	7,657,762	8,019	332,187	7,333,594

December 31, 2010:
Life Insurance in-Force	$73,832,202	$1,382,949	$20,888,706	$54,326,445
Premiums	281,935	1,425	30,042	253,318
Benefits	618,709	2,567	109,481	511,795
Reserves	6,900,753	11,617	328,791	6,583,579

During 2009, the Company had gross premiums of $284,536, assumed premiums of $1,637, ceded premiums of $31,279, gross benefits of $543,411, assumed benefits of $1,707, and ceded benefits of $72,105.

Reinsurance recoverables with a carrying value of $200,751 and $203,999 were associated with a single reinsurer at December 31, 2011 and 2010, respectively. This recoverable is secured by investment grade securities with a market value of $245,552 and $241,902, respectively held in trust.

Note 11.  DEBT

On June 23, 2004, the Company issued a Surplus Note (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2011 and 2010, the amortized cost basis of the 2004 Note was $197,085 and $197,030, respectively.

On July 1, 2010, the Company issued a Surplus Note (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2011 and 2010, the amortized cost basis of the 2010 Note was $191,677 and $191,598, respectively.

The Company’s broker/dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2011, the Company had debt of $6,200 which was collateralized by customer-owned securities valued at approximately $9,437, Company owned securities valued at $44,612 and remaining bank loans, including bank overdrafts of $44,057, which were not collateralized.

At December 31, 2010, the Company had debt of $96,300 which was collateralized by customer-owned securities valued at approximately $8,873, Company owned securities valued at $135,419, and remaining bank loans, including bank overdrafts of $35,594, which were not collateralized. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2011 and 2010, the weighted average interest rates on these borrowings were 1.04% and 0.95%, respectively.

2011 Consolidated GAAP Financial Statements	Page 35

(In Thousands)

At December 31, 2011 customer margin securities of $258,920 and stock borrowings of approximately $1,534,333 were available to the Company to utilize as collateral on various borrowings or other purposes. The Company utilized $9,437 of these available securities as collateral for bank loans and $1,566,061 in stock loan agreements.

The Company had utilized $51,949 and $50,601 as of December 31, 2011 and 2010, respectively, of securities owned by customers as collateral for Option Clearing Corporation (“OCC”) margin requirements.

The Company has entered into repurchase agreements with financial institutions, however there were no open positions as of December 31, 2011 and 2010.

Note 12.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified and non qualified pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retirement employees and agents, and their beneficiaries and covered dependents.

The Plan was amended, for retirements on or after January 1, 2010, to change the eligibility requirements for pre-65 benefits for employees and benefited producers with credited service starting on or after January 1, 2000. Those with credited service starting between January 1, 2000 and January 1, 2010 had their eligibility for pre-65 benefits changed from at least age 55 with 10 years of service to at least age 55 and age plus service equal to 70. Those hired after January 1, 2010 will have their eligibility changed to at least age 55 and age plus service equal to 75. This amendment resulted in a shortened duration of benefits for covered spouses of all employees and benefited producers with credited service starting after January 1, 1990. Benefits used to extend to covered spouses up to age 65 even if the participant retiree was no longer covered. This amendment ends spouse benefits when the participant retiree’s coverage ends at the participant’s age 65. This amendment reduced the benefit obligation by $1,319 as of December 31, 2009.

The Plan was amended as of December 31, 2010. The Board of the Company approved a change in retiree health benefits which provides that the increase in the Company’s subsidy in years after 2011 will be no greater than 2.5% higher than the previous year’s subsidy. Future employee contributions will include any increase in costs beyond that level. This amendment reduced the benefit obligation by $6,777 as of December 31, 2010.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain company contributions in excess of allowable qualified plan limits may also be credited to these plans. The compensation that has been deferred and any excess company contributions have been accrued, and the other expense related to this plan is earnings on the deferred amounts. To hedge against volatility for the investment earnings credited, the Company purchased corporate-owned life insurance contracts that will mirror the behavior of the aggregate deferred accounts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2011 and 2010:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Change in benefit obligation
Benefit obligation at beginning of year	$144,866	$138,971	$29,269	$35,219
Service cost	—	—	528	714
Interest cost	7,836	7,882	1,225	1,804
Plan amendment	—	—	—	(6,777)
Actuarial (gain) loss	8,236	4,620	(1,475)	836
Benefits paid	(7,376)	(6,607)	(2,372)	(2,527)

Benefit obligation at end of year	$153,562	$144,866	$27,175	$29,269

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Discount rate	5.0%	5.50%	4.50%	4.80%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31,:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Change in plan assets:
Fair value of plans assets at beginning of year	$133,521	$121,742	$—	$—
Actual return on plan assets	16,793	16,203	—	—
Employer contribution	2,765	2,183	2,372	2,527
Benefits paid	(7,375)	(6,607)	(2,372)	(2,527)

Fair value of plan assets at end of year	$145,704	$133,521	$—	$—

2011 Consolidated GAAP Financial Statements	Page 37

(In Thousands)

The fair values of the Company’s pension plan assets as of December 31, 2011, are as follows:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity securities	$86,639	$—	$—	$86,639
Corporate Securities	29,332	—	—	29,332
U.S. Treasury securities	29,733	—	—	29,733

Total	$145,704	$—	$—	$145,704

The fair values of the Company’s pension plan assets as of December 31, 2010, are as follows:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity securities	$71,321	$—	$—	$71,321
U.S. Treasury securities	62,200	—	—	62,200

Total	$133,521	$—	$—	$133,521

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Fixed income assets are to be managed on a buy-and-hold basis to achieve durations consistent with the liability matching strategy yet allow for appropriate liquidity for benefit payments. In December 2011, the company decided to change the target allocation of the plan from a 50/50 target allocation between equity securities and Treasuries to a 60/20/20 allocation between equity securities, corporate bonds and Treasuries. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis. The Company’s pension plan asset allocation at December 31, 2011 and 2010, and the current target allocations are as follows:

	2011 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2011	2010

Equity securities	60.0%	59.5%	53.4%
Corporate Bonds	20.0%	20.1%	—
U.S. Treasury securities	20.0%	20.4%	46.6%

Total	100.0%	100.0%	100.0%

AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEET  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2011 and 2010 as of the measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Consolidated Balance Sheet.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Benefit Obligation	$(153,562)	$(144,866)	$(27,175)	$(29,269)
Fair value of plan assets	145,704	133,521	—	—

Funded Status	$(7,858)	$(11,345)	$(27,175)	$(29,269)

Amount recognized in balance sheet:
Prepaid pension asset	$19,322	$16,024	$—	$—
Accrued benefit liability	(27,180)	(27,369)	(27,175)	(29,269)

Net amount recognized	$(7,858)	$(11,345)	$(27,175)	$(29,269)

The qualified pension plan was over funded by $19,322 and $16,024 as of December 31, 2011 and 2010, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $27,180 and $27,369 as of December 31, 2011 and 2010, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,180, $27,180 and $0, respectively as of December 31, 2011. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,369, $27,369 and $0, respectively as of December 31, 2010.

As of December 31, 2011 and 2010, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

NET PERIODIC COST  Other changes in plan assets and benefit obligations recognized in other comprehensive income for the years ending December 31, 2011 and 2010 are as follows:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Current year actuarial (gain)/loss	$630	$(3,205)	$(1,475)	$836
Amortization of actuarial loss	(753)	(572)	—	—
Current year prior service credit	—	—	—	(6,777)
Amortization of prior service credit	—	—	959	157

Total recognized in other comprehensive income	$(123)	$(3,777)	$(516)	$(5,784)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2012 consist of:

	Pension Benefits	Other Postretirement Benefits

Actuarial loss	$865	$—
Prior service credit	—	(959)
Transition obligation	—	67

Total	$865	$(892)

2011 Consolidated GAAP Financial Statements	Page 39

(In Thousands)

The components of net periodic benefit cost (excluding the minimum pension liability adjustment) at December 31, were as follows:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Service cost	$—	$—	$528	$714
Interest cost	7,836	7,882	1,225	1,804
Expected return on plan assets	(9,188)	(8,378)	—	—
Amortization of prior service cost	—	—	(959)	(157)
Amount of recognized gains	753	572	—	—

Total net periodic (benefit)/cost	$(599)	$76	$794	$2,361

Total recognized in net periodic benefit cost and other comprehensive income	$(123)	$(3,701)	$(278)	$(3,423)

The weighted-average assumptions used to determine net periodic benefit cost at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Discount rate	5.50%	5.85%	4.80%	5.60%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The expected long-term rate of return on plan assets was 7.00% in 2011 and 7.00% in 2010. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher pension expense.

The assumed health care cost trend rates used in determining net periodic costs at December 31 were:

	2011		2010
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	8.85%	6.40%	9.40%	6.60%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2019	2019	2019

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$109	$(96)
Effect of postretirement benefit obligation	1,658	(1,474)

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Employer Contributions	$2,765	$2,183	$2,372	$2,527
Benefits Paid	(7,375)	(6,607)	(2,372)	(2,527)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2012, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $2,533 and $2,470, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations at December 31, 2011 and 2010. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2012	$7,507	$2,470
2013	8,030	2,427
2014	8,596	2,307
2015	9,066	2,255
2016	9,479	2,182
Years 2017-2021	51,147	10,163

Total	$93,825	$21,804

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2011, 2010, and 2009, the expense recognized for these plans was $6,909, $6,229, and $5,813, respectively. The estimated fair value of the defined contribution plans’ assets at December 31, 2011 and 2010 was $402,704 and $375,509, respectively.

At December 31, 2011 and 2010, $103,056 and $106,692, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

2011 Consolidated GAAP Financial Statements	Page 41

(In Thousands)

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINITIES

LEASES  The Company has entered into various leases, primarily for field offices. As of December 31, 2011 future minimum payments under noncancellable leases are as follows:

For the year ending:	Operating Leases

2012	$110,398
2013	88,173
2014	70,983
2015	55,123
2016	41,831
Thereafter	32,139

INVESTMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2011, the Company had outstanding commitments totaling $285,650 relating to these investment activities. The fair value of these commitments approximates the face amount.

LITIGATION  The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position, liquidity, or results of operations the outcome of litigation or regulatory examinations cannot be foreseen with certainty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. Additionally, regulators and state legislators are considering proposals that would require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. If implemented, the proposals under consideration and any escheatable property identified as a result of the audits could result in: (1) additional payments of previously unreported death claims; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds, which would impact claim payments and reserves, among other consequences. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration’s Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department’s letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest and changes to the Company’s procedures for the identification and escheatment of abandoned property. After completing an evaluation for the policies/contracts in the State of New York, the Company recorded a contingent liability for the payment of additional death claims of $2,000. The Company continues to evaluate its exposure related to policies sold in other states, but does not believe ultimate resolution of this matter will have a material impact on its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. The interest margin is the difference between the earned rate on general account assets and the credited rate on policyholder funds. As interest rates decline, cash received is reinvested in lower yielding instruments. Our products such as fixed annuities and fixed universal life have guaranteed credited rates. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees on these products could have a material adverse effect on our businesses or results of operations.

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because we are entitled to reset the interest rates on our fixed rate annuities and fixed universal life only at limited, pre-established intervals, and since many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

Our expectation for future interest margin is an important component in the amortization of deferred acquisition costs (“DAC”) as it affects the future profitability of the business. Currently, new money rates continue to be at historically low levels. If interests rates were to remain low over a sustained period of time, and based on recent pronouncements by the Federal Reserve Board that rates are likely to remain low at least through 2014, this would put additional pressure on our interest margin, potentially resulting in unlocking of our DAC assets, thereby reducing net income in the affected reporting period.

During period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2011 or 2010 as a result of the low interest rate environment.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2011 and 2010 was $820 and $800, respectively. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

Note 14.  STATUTORY FINANCIAL INFORMATION

STATUTORY ACCOUNTING PRINCIPLES  PML is required to file statements with the Pennsylvania Department of Insurance and PIA files with the Delaware Department of Insurance in accordance with statutory accounting practices prescribed or permitted as codified by the NAIC, which is a comprehensive basis of accounting other than GAAP. The Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains/(losses) on the sale of fixed income investments, resulting from changes in the general level of interest rates.

STATUTORY NET INCOME AND SURPLUS  The combined insurance companies’ statutory capital and surplus at December 31, 2011 and 2010 was $1,542,748 and $1,520,932, respectively. The combined insurance companies’ net (loss)/income, determined in accordance with statutory accounting practices, for the years ended December 31, 2011, 2010, and 2009, was $(3,470), $(49,303), and $68,704, respectively.

RISK-BASED CAPITAL  Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of PML’s and PIA’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. At December 31, 2011, the Company’s surplus exceeds these minimum levels.

2011 Consolidated GAAP Financial Statements	Page 43

(In Thousands)

Note 15.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2011 and through the Consolidated Financial Statement date of issuance of February 10, 2012 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

Page 44	The Penn Mutual Life Insurance Company

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2012 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM5697 04/12

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm
Statement of Assets and liabilities - December 31, 2011
Statement of Operations - For the Year Ended December 31, 2011
Statements of Changes in Net Assets - For the Years Ended December 31, 2011 and 2010
Notes to Financial Statements – December 31, 2011

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors
Consolidated Balance Sheets for the Years Ended December 31, 2011 and 2010
Consolidated Statements of Income for the Years Ended December 31, 2011, 2010 and 2009
Consolidated Statements of Changes in Equity for the Years Ended December 31, 2011, 2010 and 2009
Consolidated Statements of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009
Notes to Consolidated Financial Statements

(b)	Exhibits

1. (a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III (the “Registrant”). Previously filed as Exhibit 1(a) to the Registrant’s Registration Statement on Form N-4 on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(b)	Resolutions of the Executive Committee of the Board of Trustees of the Penn Mutual Life Insurance Company authorizing investments of the Registrant. Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

2.	Not applicable

3. (a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a)(2) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(b) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(e) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(f)	Schedule A to Broker-Dealer Selling Agreement (PM5749 05/12). Incorporated herein by reference to Exhibit 3(f) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(g)	Schedule A to Broker-Dealer Selling Agreement (PM5749 04/01). Previously filed as Exhibit 3(g) to Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692) and incorporated herein by reference.

4. (a)	Individual Variable and Fixed Annuity Contract (Form VAA-98). Previously filed as Exhibit 4(a) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

(b)	Rider – Guaranteed Minimum Death Benefit – Rising Floor (GDBRF-98) Incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-628115 and Accession No. 0001036050-98-002055).

(c)	Rider – Guaranteed Minimum Death Benefit – Step Up (GDBSU-98). Incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055).

(d)	Endorsement No. 1534-96 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(d) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(e)	Endorsement No. 1542-97 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(e) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(f)	Endorsement No. 1536-98 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(f) to Pre-Effective Amendment No. 1 to this Registration Statement on February 24, 1999 (File No. 333-62811 and Accession No. 0000950116-99-000291) and incorporated herein by reference.

(g)	Endorsement No. 1720-01 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(g) to Post-Effective Amendment No. 4 to this Registration Statement on February 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000282) and incorporated herein by reference.

(h)	Endorsement No. 1721-01 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(h) to Post-Effective Amendment No. 4 to this Registration Statement on February 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000282) and incorporated herein by reference.

(i)	Endorsement No. 1718-01 Charitable Remainder Trust. Previously filed as Exhibit 4(c) to Post-Effective Amendment No. 1 to the Registration Statement on April 19, 2001 (File No. 333-39804 and Accession No. 0000950116-01- 000684) and incorporated herein by reference.

(j)	Rider – Cumulative Free Withdrawal (CFWB-01). Incorporated herein by reference to Exhibit 4(j) of Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692).

(k)	Rider – Estate Enhancement Rider (EEDB-01). Incorporated herein by reference to Exhibit 4(k) of Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692).

(l)	Rider – Death Benefit Enhancement – Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-001203) on May 22, 2002.

(m)	Rider – Death Benefit Enhancement – Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-001203) on May 22, 2002.

(n)	Rider – Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(n) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-06-001380) on April 28, 2006.

(o)	Rider – Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(o) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-06-001380) on April 28, 2006.

(p)	Rider – Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(p) to the Registrant’s Registration Statement on Form N-4 (File No. 811-03457 and Accession No. 0000893220-07-001537) on April 30, 2007.

(q)	Rider – Growth and Income Advantage incorporated herein by reference to Exhibit (4)(q) to Post-Effective Amendment No. 78 to the Registration Statement filed on Form N-4 (File No. 333-62811 and 811-03457) on April 24, 2009.

(r)	Rider – Purchasing Power Protector incorporated herein by reference to Exhibit (4)(r) to Post-Effective Amendment No. 78 to the Registration Statement filed on Form N-4 (File No. 333-62811 and 811-03457) on April 24, 2009.

5. (a)	Application (Form PM5790) for Individual Variable Annuity Contract. Incorporated by reference to Exhibit 5 to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504).

6. (a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Incorporated herein by reference to Exhibit 6(a) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504).

(b)	By-laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-177543), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001193125-12-162520) on April 13, 2012.

7.	None

8. (a)(1)	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(a)(2)	Form of Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and The Penn Mutual Life Insurance Company. Previously filed as Exhibit 8(b)(2) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(a)(3)	Amendment to Fund Participation Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Previously filed as Exhibit 8(b)(3) to Post-Effective Amendment No. 5 to the Registration Statement of Penn Mutual Variable Life Account I on April 30, 1997 (File No. 33-54662 and Accession No. 0000950109-97-003328) and incorporated herein by reference.

(b)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8(b)(2) to the Registration Statement of Penn Mutual Variable Annuity Account III (Penn Freedom) on Form N-4 (File No. 333-69386), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000811) on April 23, 2002.

(c)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Previously filed as Exhibit 8(d) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(d)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. Previously filed as Exhibit 8(e) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(e)	Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and Miller Andersen & Sherrerd LLP. Previously filed as Exhibit 8(f) to Post-Effective Amendment No. 2 to the Registration Statement of PIA Variable Annuity Account I on April 30, 1998 (File No. 33-83120 and Accession No. 0000950109-97-003327) and incorporated herein by reference.

9.	Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Previously filed as Exhibit 9 to Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692) and incorporated herein by reference.

10. (a)	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, is filed herewith.

(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.	Not applicable.

12.	Not applicable.

13. (a)	Powers of Attorney of Messrs. Cook, Santomero, Lillie, Notebaert, Rock, Boehne, Miller, Chappel and Mesdames Carter and Bloch. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001193125-12-162520) on April 13, 2012.

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the officers and trustees of the Depositor who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Depositor. Unless otherwise noted, the business address of each of the Trustee and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

Name	Position and Offices with Depositor
Eileen C. McDonnell	President and Chief Executive Officer

David O’Malley	Executive Vice President and Chief Financial Officer

Robert E. Chappell	Chairman of the Board

Franklin L. Best, Jr.	Managing Corporate Counsel and Secretary

Susan T. Deakins	Vice President and Chief Actuary

The Honorable Julia Chang Bloch (Ambassador)	Trustee of Penn Mutual

Edward G. Boehne	Trustee of Penn Mutual

Joan P. Carter	Trustee of Penn Mutual

William R. Cook	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Alan B. Miller	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M. Santomero	Trustee of Penn Mutual

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Janney Fund, Inc.	Investments	Pennsylvania

Penn Mutual Payroll Administration	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Penn Janney Advisory, Inc. **	Investment Advisor	Pennsylvania

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ISP Parker Hunter	Holding Company	Delaware

*	Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by The Penn Insurance and Annuity Company
**	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott, LLC.

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

JMS Investor Services, Inc.	Investor Services and Insurance	Delaware

Janney Montgomery Scott Insurance Agency	Insurance Agents or Brokers	Massachusetts

Parker/Hunter Asset Management, LLC	Investments	Delaware

Penn Janney Advisory, Inc.*	Investment Advisor	Pennsylvania

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott, LLC.

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Penn Janney GP LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Penn Janney Opportunities Fund LP*	Investments	Delaware

*	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.

Item 27.	Number of Contract Owners

As of March 31, 2012, there were:

5,301 – owners of qualified individual variable annuity contracts; and

2,498 – owners of nonqualified individual variable annuity contracts.

Item 28.	Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Penn Mutual Variable Annuity Account III Registration Statement on Form N-4 (File No. 333-69386) and are incorporated herein by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. – Directors and Officers

Michelle A. Barry	President, Chief Executive Officer and Interim
Chief Compliance Officer
Philip D’Ambrisi	Managing Director, Products and Field Support
Thomas H. Harris	Senior Vice President, Distribution
Nancy S. Rush	Vice President, Rewards and Risk Management
Arthur J. Flynn	Assistant Vice President, Internal Audit
Michael W. Williams	Assistant Vice President, Distribution
Marcia DeLong	Director, Producer Compensation and CL&R
Scott E. Polter	Director, Trading and Operations
James G. Murray	Tax Director
Franklin L. Best, Jr.	Counsel and Secretary
Stacey N. Polakowski	Treasurer and Controller
Patricia M. Chiarlanza	Assistant Treasurer

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation

Hornor, Townsend & Kent, Inc.	$119,897	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information;

(c)	to deliver any statement of additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 25th day of April, 2012.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 25th day of April, 2012.

Signature	Title

/s/ Eileen C. McDonnell	President and Chief Executive Officer
Eileen C. McDonnell

/s/ David O’Malley	Executive Vice President and Chief Financial Officer
David O’Malley

*ROBERT E. CHAPPELL	Chairman of the Board of Trustees

*JULIA CHANG BLOCH	Trustee

*EDWARD G. BOEHNE	Trustee

*JOAN P. CARTER	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*ALAN B. MILLER	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*By /s/ Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

Exhibit Index

EXHIBIT No.	EXHIBIT

(10)(a)	Consent of PricewaterhouseCoopers LLP

(10)(b)	Consent of Morgan, Lewis & Bockius LLP